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                                                                     Exhibit 4.8



                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (the "Agreement") is made as of the 18th day of June, 2002, by WEIRTON STEEL CORPORATION, a Delaware corporation, having an address at 400 Three Springs Drive, Weirton, West Virginia 26062 ("Debtor"), to and for the benefit of J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee under the Notes Indenture (as hereinafter defined) ("Notes Secured Party"), having an address at One Oxford Center, 301 Grant Street, Suite 1100, Pittsburgh, Pennsylvania 15219 and CITY OF WEIRTON, WEST VIRGINIA, a municipal corporation duly organized and existing under the Constitution and laws of the State of West Virginia ("Bond Issuer"), having an address at 200 Municipal Plaza, Weirton, West Virginia 26062 (the Bond Issuer and any other holder of the Bond Issuer's interest in this Agreement including, without limitation, the Bond Trustee (as hereinafter defined), shall sometimes hereinafter be referred to as the "Bond Secured Party"; the Notes Secured Party and the Bond Secured Party are hereinafter sometimes collectively referred to as the "Secured Parties" and individually referred to as a "Secured Party").


                                    RECITALS:

         A. In connection with the Debtor's issuance of its 10% Senior Secured Notes Due 2008 in the original aggregate principal amount of $118,242,300 (the "Notes"), Debtor and Notes Secured Party executed that certain Indenture, dated as of even date herewith (as amended from time to time, the "Notes Indenture").

         B. The Bond Issuer has entered into an Indenture of Trust, dated as of even date herewith (as amended from time to time, the "Bond Indenture"), with J.P Morgan Trust Company, National Association, as trustee (the "Bond Trustee") for the purpose of issuing and securing the Bond Issuer's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 in the original aggregate principal amount of $27,348,000 (the "Bonds").

         C. Contemporaneously with the execution of the Bond Indenture, the Bond Issuer and Debtor have entered into that certain Agreement, dated as of even date herewith (as amended from time to time, the "Bond Loan Agreement"), whereby the Bond Issuer has agreed to make a loan to Debtor in the original principal amount of $27,348,000 from the proceeds of the issuance or exchange of the Bonds (the "Bond Loan").

         D. Debtor is the owner of certain real and personal property more particularly described in the Notes Indenture and Bond Loan Agreement as the "Hot Mill Collateral", the "Tandem Mill Collateral" and the "Tin Mill Collateral".

         E. As security for the Obligations (as hereinafter defined), the Debtor has executed and delivered certain deeds of trust (collectively, the "Deeds of Trust") for the benefit of the Secured Parties encumbering the real property constituting the "Hot Mill Collateral", the "Tandem Mill Collateral" and the "Tin Mill Collateral" (as such terms are defined in the Notes Indenture and Bond Loan Agreement).

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         F. Fleet Capital Corporation, a Rhode Island corporation ("First
Secured Party"), J.P. Morgan Trust Company, National Association, in its capacity as collateral agent ("Collateral Agent") under the Second Lien Intercreditor Agreement (as hereinafter defined), the Notes Secured Party, and the Bonds Secured Party have entered into that certain Intercreditor Agreement, dated of even date herewith (as amended from time to time, the "First Lien Intercreditor Agreement") that, among other things, governs the relative rights, responsibilities and obligations between First Secured Party and Collateral Agent, on behalf of each of the Secured Parties, with respect to, among other things, the Collateral (as hereinafter defined).

         G. The Notes Secured Party, Bond Secured Party and Collateral Agent have entered into that certain Collateral Agency and Second Lien Intercreditor Agreement, dated of even date herewith (as amended from time to time, the "Second Lien Intercreditor Agreement"), that, among other things, governs the relative rights, responsibilities and obligations between the Notes Secured Party and Bond Secured Party with respect to, among other things, the Collateral.

         H. Notes Secured Party and Bond Secured Party require, as a condition to their entering into the Notes Indenture and Bond Loan Agreement, respectively, that Debtor grant a security interest to the Secured Parties of all of its right, title and interest in and to the Collateral as additional security for the Obligations.

         NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

                                   ARTICLE 1

                               GRANTS OF SECURITY

         Section 1.1 COLLATERAL. Debtor does hereby irrevocably pledge and assign to Secured Parties, and grant a security interest to Secured Parties in, subject to the rights of the First Secured Party under the First Lien Documents (as hereinafter defined in Section 11.15), the following property, rights, interests and estates now owned or leased, or hereafter acquired by Debtor (collectively, the "Collateral"):

                    (a) All equipment and fixtures (as such terms are defined in the Uniform Commercial Code of West Virginia (the "UCC")) now owned or existing or hereafter created, acquired or arising (whether or not later moved) now or hereafter located on or within any portion of the real property more particularly described on EXHIBIT A-1, EXHIBIT A-2, and EXHIBIT A-3 attached hereto (the "Land"), including without limitation the assets described on EXHIBIT B-1, EXHIBIT B-2, and EXHIBIT B-3 attached hereto (but specifically excluding those assets described on EXHIBIT C attached hereto), and all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor, together with all books, records, writings, data bases, information and other similar property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to the Land or any of the foregoing (collectively, "Equipment");


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                    (b) All Pledged Accounts (as hereinafter defined) and other accounts held by or for the benefit of each of the Secured Parties pursuant to the terms of their respective Debt Instruments (as hereinafter defined) and all other reserves, escrows or impounds required under the Debt Instruments, together with all books, records, writings, data bases, information and other similar property relating to, used, or useful in connection with, or evidencing, embodying, incorporating or referring to the Pledged Accounts;

                    (c) All proceeds (as such term is defined in the UCC),
               products, rents, profits and returns of and from all or any part of the property described in the preceding clauses (a) and (b); and

                    (d) Any and all after-acquired right, title and interest of
               Debtor in and to any of the property described in clause (c) above.

         Notwithstanding anything to the contrary contained herein, in no event shall the Collateral include, nor shall Debtor be deemed to have granted to Secured Parties a lien on or security interest in, any of the Project Assets or any property arising from or as a result of the disposition of any of the Project Assets. As used herein, "Project Assets" shall mean all of the pollution control equipment (as equipment is defined in the UCC) and fixtures (as defined in the UCC) located at Debtor's Weirton, West Virginia steel making facility, the purchase and/or installation of which were financed or refinanced with the proceeds of the City of Weirton, West Virginia's Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 1989 issued by the City of Weirton, West Virginia.

         Section 1.2 SECURITY AGREEMENT. This Agreement constitutes a "security agreement" within the meaning of the UCC and other applicable law and with respect to the Collateral. The Collateral includes personal property and all other rights and interests, whether tangible or intangible in nature, of Debtor in the Collateral. By executing and delivering this Agreement, Debtor hereby grants to Secured Parties, as security for the Obligations, a security interest in the Collateral to the full extent that the Collateral may be subject to the UCC.

         Section 1.3 FINANCING STATEMENTS. Debtor hereby authorizes the recordation and filing by the Secured Parties, or either of them, of one or more financing statements and any continuations thereof to perfect their security interest in the Collateral.

         Section 1.4 PLEDGE OF MONIES HELD. Debtor hereby pledges to the Secured Parties, subject to the rights of the First Secured Party under the First Lien Documents, any and all monies now or hereafter held by or for the benefit of the Secured Parties as additional security for the Obligations until expended or applied as provided in the Debt Instruments. Such monies pledged hereunder shall include, without limitation, (i) any sums deposited with the "Agent" (as such term is defined in the First Lien Intercreditor Agreement) and held in a "Pledged Account" (as defined in the First Lien Intercreditor Agreement), (ii) any sums deposited with the Secured Parties, or otherwise held by the Collateral Agent for the benefit of the Secured Parties, and held in an account by or for the benefit of the Secured Parties, and (iii) any insurance or condemnation proceeds of the Collateral held by or for the benefit of the Secured Parties.


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                                   ARTICLE 2

                               OBLIGATIONS SECURED

         Section 2.1 OBLIGATIONS. This Agreement is given to secure the following (collectively, the "Obligations"):

                    (a) the payment of amounts owing under the Notes (the "Notes
               Debt") and the performance and observance of all covenants and conditions contained in this Agreement, the Deeds of Trust, the Notes Indenture and any other documents and instruments now or hereafter executed by Debtor to evidence, secure or guarantee the payment of all or any portion of the Notes Debt under the Notes Indenture, this Agreement or the Deeds of Trust, and any and all renewals, extensions, amendments and replacements of this Agreement, the Deeds of Trust, the Notes Indenture and any such other documents and instruments (the Notes, the Notes Indenture, this Agreement, the Deeds of Trust and any other documents and instruments now or hereafter executed and delivered in connection with the Notes, the Notes Indenture and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "Notes Instruments"); and

                    (b) the payment of amounts owing under the Bond Loan
               Agreement and the performance and observance of all covenants and conditions contained in this Agreement, the Deeds of Trust, the Bond Loan Agreement and any other documents and instruments now or hereafter executed by Debtor to evidence, secure or guarantee the payment of all or any portion of the Bond Loan under the Bond Loan Agreement, this Agreement or the Deeds of Trust, and any and all renewals, extensions, amendments and replacements of this Agreement, the Deeds of Trust, the Bond Loan Agreement and any such other documents and instruments (the Bond Loan Agreement, this Agreement, the Deeds of Trust and any other documents and instruments now or hereafter executed and delivered in connection with the Bond Loan, the Bond Loan Agreement and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "Bond Instruments"; the Notes Instruments and the Bond Instruments are hereinafter sometimes collectively referred to as the "Debt Instruments").

                                   ARTICLE 3

                      DEBTOR REPRESENTATIONS AND WARRANTIES

         Debtor represents and warrants to Secured Parties that:

         Section 3.1 WARRANTY OF TITLE. Debtor has good title to all of the Collateral, free and clear of all liens, encumbrances, charges and security interests whatsoever except for the Authorized Liens (as defined in each of the respective Deeds of Trust). This Agreement creates valid, enforceable second priority security interests against the Collateral subject only to the


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Permitted Encumbrances (as defined in each of the respective Deeds of Trust) and the lien of the First Secured Party under the First Lien Documents.

         Section 3.2 FINANCING STATEMENTS. As of the date hereof, no financing statements covering the Collateral are on file in any public office, except the financing statements relating to the security interest created hereby and financing statements filed in connection with the First Lien Documents.

         Section 3.3 POWER AND AUTHORITY. Debtor has full power, authority and legal right to execute this Agreement and to pledge, assign, sell, transfer and warrant the Collateral pursuant to the terms hereof and to keep and observe all of the terms hereof and has obtained all consents required to grant to Secured Parties a security interest in the Collateral.

         Section 3.4 VALID OBLIGATIONS. Debtor has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Debtor, enforceable against it in accordance with the terms of this Agreement.

         Section 3.5 PLACE OF BUSINESS; JURISDICTION OF INCORPORATION. Debtor's principal place of business is located in Hancock County, West Virginia and its chief executive office is located in Brooke County, West Virginia at the address set forth in the first paragraph of this Agreement. Debtor is incorporated and existing under the laws of the State of Delaware and its Delaware corporate identification number is 0948572. Debtor is duly authorized to transact business in the State of West Virginia.

                                   ARTICLE 4

                                DEBTOR COVENANTS

         Debtor covenants and agrees that:

         Section 4.1 OBLIGATIONS AND THIS SECURITY AGREEMENT. Debtor shall perform promptly all of its agreements herein.

         Section 4.2 COLLECTION; SECURED PARTY'S COSTS. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interests hereby granted and preserve, defend, enforce and collect the Collateral. Whether Collateral is or is not in the possession of the Secured Parties, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, either of the Secured Parties at its option, may pay any such costs and expenses and/or discharge encumbrances on Collateral, and such payment shall be a part of the Obligations. Debtor agrees to reimburse such Secured Party on demand for any costs so incurred.

         Section 4.3 ADDITIONAL DOCUMENTS. Debtor shall sign any papers reasonably furnished by the Secured Parties or do and perform such other acts and things which are reasonably necessary in the judgment of the Secured Parties to obtain, maintain and perfect the security interests created hereby and to enable the Secured Parties to comply with the Federal Assignment of Claims Act or any other federal or state law necessary to obtain or perfect the Secured Parties' interests in Collateral or to obtain proceeds of Collateral.


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         Section 4.4 DELIVERY OF RECEIPTS TO SECURED PARTY. Subject to the
rights of the First Secured Party under the First Lien Documents, upon Secured Parties' demand and to the extent required under the Debt Instruments, Debtor will deposit, upon receipt, all checks, drafts, cash or other remittances received as proceeds of any Collateral in a special bank account in a bank of Secured Parties' choice over which Secured Parties alone shall have power of withdrawal. The funds in said account shall be held by Secured Parties or the Collateral Agent on their behalf as security for the Obligations. Said proceeds shall be deposited in the form received, except the endorsement of Debtor where necessary to permit collection of items, which endorsements Debtor agrees to make, but which each of the Secured Parties is authorized to make on Debtor's behalf. Pending such deposits, Debtor agrees that it will not mingle any such checks, drafts, cash or remittances required to be deposited with any of the Debtor's other funds or property, but will hold them separate and apart therefrom and upon an express trust for the Secured Parties until deposit thereof is made in the special account. Subject to the rights of the First Secured Party under the First Lien Documents, Secured Parties may from time to time apply the whole or any part of the funds in the special account against the Obligations.

         Section 4.5 RECORDS OF COLLATERAL. Debtor at all times will maintain accurate books and records covering the Collateral. Secured Parties are hereby given the right to audit the books and records of Debtor relating to Collateral upon reasonable written notice to Debtor.

         Section 4.6 NOTICE OF CHANGES. Debtor will notify the Secured Parties of any change in the Collateral that could reasonably be expected to have a material adverse effect on the Collateral as a whole, of a change in the location of its principal place of business or chief executive offices, and of any Event of Default (as hereinafter defined).

         Section 4.7 WAIVERS BY DEBTOR. Debtor hereby waives (i) notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations, (ii) presentment, demand, notice of dishonor, and protest, and (iii) notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended or renewed one or more times by the Secured Parties in their discretion, without notice to Debtor.

         Section 4.8 OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of the Secured Parties under the law, hereunder, or under any other agreement pertaining to the Collateral. Secured Parties need not file suit or assert a claim for personal judgment against any person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that the Secured Parties shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.


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


         Section 4.9 CHANGE OF NAME, IDENTITY OR STRUCTURE. Debtor will not change Debtor's name or its jurisdiction of incorporation without providing thirty (30) days prior written notice to the Secured Parties.

         Section 4.10 COVENANTS RESPECTING TAXES, LIENS AND CARE OF COLLATERAL. Each of the covenants set forth in Sections 1.4, 1.5 and 1.8 of the respective Deeds of Trust shall also be applicable to the Collateral to the same extent as if such covenants were set forth herein in their entirety and were specifically made applicable to the Collateral, this Agreement and/or the Obligations, as applicable. Such covenants are hereby incorporated herein by reference as if fully set forth herein, modified, as applicable, to apply to the Collateral (rather than the "Property"), this Agreement (rather than the "Deed of Trust") and the Obligations (rather than the "Borrower's Liabilities").

         Section 4.11 LIENS ON COLLATERAL. Debtor shall keep the Collateral free from all liens, encumbrances, charges and security interests except for the security interest hereby created and except for Authorized Liens.

         Section 4.12 TRANSFER OR ENCUMBRANCE OF COLLATERAL. Debtor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease or encumbrance of the Collateral, any part thereof, or any interest therein in violation of the Debt Instruments.

                                   ARTICLE 5

                          DEBTOR/CREDITOR RELATIONSHIP

         Section 5.1 RELATIONSHIP OF DEBTOR AND SECURED PARTY. The relationship between Debtor and each of the Secured Parties is solely that of debtor and creditor, and neither of the Secured Parties has any fiduciary or other special relationship with Debtor, and no term or condition of the Debt Instruments shall be construed so as to deem the relationship between Debtor and either of the Secured Parties to be other than that of debtor and creditor.

                                   ARTICLE 6

                               FURTHER ASSURANCES

         Section 6.1 RECORDING OF SECURITY INSTRUMENT, ETC. Debtor forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, will cause this Agreement and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Secured Parties in, the Collateral. Debtor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Debt Instruments and any note or mortgage supplemental hereto, any security instrument with respect to the Collateral and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any security instrument with respect to the Collateral or any


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instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 6.2 FURTHER ACTS, ETC. Debtor will, at the cost of Debtor, and without expense to the Secured Parties, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Secured Parties shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Secured Parties the property and rights hereby granted, confirmed, pledged, assigned, and warranted or intended now or hereafter so to be, or which Debtor may be or may hereafter become bound to convey or assign to Secured Parties, or for carrying out the intention or facilitating the performance of the terms of the Agreement.

         Section 6.3 AMENDED FINANCING STATEMENTS. Debtor will execute and deliver to the Secured Parties, prior to or contemporaneously with the effective date of any such change, any financing statement or change thereof required by the Secured Parties to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Secured Parties, Debtor shall execute a certificate in form satisfactory to the Secured Parties listing the trade names under which Debtor intends to operate the Collateral, and representing and warranting that Debtor does business under no other trade name with respect to the Collateral.

                                   ARTICLE 7

                                     DEFAULT

         Section 7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

         (a) an "Event of Default" under and as defined in the Notes Indenture or any of the other Notes Instruments;

         (b) an "Event of Default" under and as defined in the Bond Loan Agreement or any of the other Bond Instruments; and

         (c) a failure by Debtor to timely perform or observe any material covenant, obligation or liability contained in this Agreement and, unless such failure is an "Event of Default" under Section 7.1(a) or (b) above, such failure is not cured within sixty (60) days after the sooner to occur of (i) Debtor's receipt of notice of such failure from the Secured Parties or either one or (ii) the date on which such failure first becomes known to any officer of Debtor.

                                   ARTICLE 8

                               RIGHTS AND REMEDIES

         Section 8.1 REMEDIES. (a) Subject to the rights of the First Secured Party under the First Lien Documents to the extent then in effect, upon the occurrence of any Event of Default and at any time thereafter, Debtor agrees that the Secured Parties may declare the Obligations in


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whole or in part immediately due and payable and may enforce payment of the same and take such action, without notice or demand, as they deem advisable to protect and enforce their rights against Debtor and in and to the Collateral, including, but not limited to the following, each of which may be pursued concurrently or otherwise, at such time and in such order as the Secured Parties may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of the Secured Parties:

         (i) exercise any and all rights and remedies granted to a secured party upon default under the UCC, as amended from time to time, or any other applicable uniform commercial code, or any other statute or rule of law or equity or under the provisions of any third party agreement in favor of the Secured Parties, all of which may be exercised successively or concurrently, including, without limiting the generality of the foregoing: (i) the right to take possession of the Collateral or any part thereof, and to take such other measures as Secured Parties may deem necessary for the care, protection and preservation of the Collateral, and (ii) request Debtor at its expense to assemble the Collateral and make it available to Secured Parties at a convenient place in Weirton, West Virginia acceptable to Secured Parties; further, Secured Parties may sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more lots at public or private sale or sales, at any exchange, broker's board or at any of the Secured Parties' offices or elsewhere upon such terms and conditions as they may deem advisable and at such prices as they may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Parties upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is, to the extent permitted by law, hereby expressly waived or released. Any notice of sale, disposition or other intended action by Secured Parties with respect to the Collateral sent to Debtor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Debtor; and

         (ii) exercise all other rights and remedies of the Secured Parties under this Agreement and all other rights and remedies available to the Secured Parties under applicable law.

         (b) The Secured Parties will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing or the like shall include Secured Parties' reasonable attorney's fees and legal expenses. The Debtor acknowledges and agrees that any private sale of the Collateral may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees, to the extent permitted by applicable law, that any such private sale shall be deemed to have been made in a commercially reasonable manner. To the extent permitted by the laws of the State of West Virginia, in the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Collateral, this Agreement shall continue as a lien and security interest on the remaining portion of the Collateral unimpaired and without loss of priority.

         Section 8.2 APPLICATION OF PROCEEDS. Subject to the rights of the First Secured Party under the First Lien Documents, after deducting all reasonable costs and expenses of every kind incurred by the Secured Parties or incidental to the care, safekeeping or otherwise of any and all of the Collateral, the purchase money, proceeds and avails of any disposition of the Collateral, or any part thereof, or any other sums collected by the Secured Parties pursuant to this Agreement or the Deeds of Trust, may be applied by the Secured Parties to the payment of the Obligations in accordance with the Second Lien Intercreditor Agreement to the extent then in effect. Only after credit against the Obligations and after the payment by the Secured Parties of any other amount required by any provision of law, including, without limitation, the UCC, need the Secured Parties' account for the surplus, if any, to the Debtor.

         Section 8.3 WAIVER OF RIGHTS UNDER UCC; DEFICIENCY. The Debtor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Secured Parties are entitled and the reasonable costs, fees and expenses of any attorney employed by the Secured Parties to collect such deficiency.

         Section 8.4 ACTIONS AND PROCEEDINGS. After the occurrence and during the continuance of an Event of Default, the Secured Parties have the right to appear in and defend any action or proceeding brought with respect to the Collateral and to bring any action or proceeding, in the name and on behalf of Debtor, which Secured Parties, in their discretion, decide should be brought to protect their interest in the Collateral.

         Section 8.5 OTHER RIGHTS, ETC. (a) No delay or failure of the Secured Parties in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by the Secured Parties contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions hereof. The Secured Parties may specifically waive any of their rights under this Agreement without invalidating the entire Agreement. Nothing herein contained, nor anything done or omitted to be done by the Secured Parties pursuant hereto, shall be deemed a waiver by the Secured Parties of any of their rights or remedies hereunder or under any of the Debt Instruments or under applicable law.

         (b) The rights of the Secured Parties under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Secured Parties shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. The Secured Parties shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 8.6 RIGHT TO RELEASE ANY PORTION OF THE COLLATERAL. The Secured Parties, or the Collateral Agent on their behalf to the extent provided in the Debt Instruments, may release any portion of the Collateral for such consideration as Secured Parties or Collateral Agent, as applicable, may require and in accordance with the terms of the Debt Instruments without, as to the remainder of the Collateral, in any way impairing or affecting the lien or priority of this Agreement, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Secured Parties for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Secured Parties may require without being accountable for so doing to any other lienholder. This Agreement shall continue as a lien and security interest in the remaining portion of the Collateral.

         Section 8.7 RIGHT OF ENTRY. Each of the Secured Parties and its agents shall have the right upon prior written notice to enter and inspect the Collateral at all reasonable times upon reasonable advance notice to Debtor.

         Section 8.8 EXERCISE OF REMEDIES BY SECURED PARTIES. Notwithstanding anything to the contrary contained herein, the ability of a Secured Party to accelerate the Debtor's Obligations hereunder and/or exercise any of the remedies provided for in this Article 8, shall be subject to and governed by any limitations or restrictions on such rights as may be set forth in the Notes Indenture (if such Secured Party is the Notes Secured Party) or the Bond Loan Agreement (if such Secured Party is the Bond Secured Party), and in either case, by any limitations or restrictions on such rights as may be set forth in the First Lien Intercreditor Agreement to the extent then in effect (provided, however, for purposes of the foregoing and in the interest of clarity, Debtor is not intended to be a third party beneficiary of the limitations and restrictions on the Secured Parties' rights to accelerate and exercise remedies contained in the First Lien Intercreditor Agreement).

                                    ARTICLE 9

                                     WAIVERS

         Section 9.1 WAIVERS BY DEBTOR. DEBTOR WAIVES (a) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE SECURED PARTIES ON WHICH DEBTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SECURED PARTIES MAY DO IN THIS REGARD; (b) NOTICE PRIOR TO SECURED PARTIES' TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE SECURED PARTIES TO EXERCISE ANY OF SECURED PARTIES' REMEDIES; (c) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND
(d) NOTICE OF ACCEPTANCE HEREOF.

         Section 9.2 WAIVER OF TRIAL BY JURY. DEBTOR AND SECURED PARTIES HEREBY WAIVE ANY RESPECTIVE RIGHT THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                                   ARTICLE 10

                                     NOTICES

         Section 10.1 NOTICES. All notices, consents, approvals or other communications required under the terms and provisions of this Agreement shall be in writing and sent to the following addresses:


         If to Notes Secured Party:         J.P. Morgan Trust Company,  National Association
                                            Pittsburgh Corporate Trust Office
                                            One Oxford Center
                                            301 Grant Street, Suite 1100
                                            Pittsburgh, Pennsylvania  15219
                                            Attention:  Institutional Trust Services
                                            Facsimile No. (412) 291-2070 or (412) 291-2071

         With a copy to:                    J.P. Morgan Trust Company, National Association
                                            Dallas Corporate Trust Office
                                            2001 Bryan Street, 9th Floor
                                            Dallas, Texas 75201
                                            Attention: Institutional Trust Services

         If to Bond Secured Party:          J.P. Morgan Trust Company, National Association
                                            Pittsburgh Corporate Trust Office
                                            One Oxford Center
                                            301 Grant Street, Suite 1100
                                            Pittsburgh, Pennsylvania  15219
                                            Attention:  Institutional Trust Services
                                            Facsimile No. (412) 291-2070 or (412) 291-2071

         With a copy to:                    J.P. Morgan Trust Company, National Association
                                            Dallas Corporate Trust Office
                                            2001 Bryan Street, 9th Floor
                                            Dallas, Texas 75201
                                            Attention: Institutional Trust Services

         If to Debtor:                      Weirton Steel Corporation
                                            400 Three Springs Drive
                                            Weirton, West Virginia 26062
                                            Attention:  Secretary and General Counsel
                                            Facsimile No. (304) 797-3484

Notices shall be deemed to have been duly given (a) if delivered personally or otherwise actually received, (b) if sent by overnight delivery service, (c) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested, or (d) if sent by facsimile. Notice mailed as provided in clause (c) above shall be effective on the earlier of the date of actual receipt or three (3) business days after its deposit. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

         Section 11.1 CHOICE OF LAW. This agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of West Virginia, without regard to the principles of conflicts of laws.

         Section 11.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         Section 11.3 INAPPLICABLE PROVISION. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of the term shall not be affected thereby.

         Section 11.4 ATTORNEY'S FEES FOR ENFORCEMENT. Debtor shall pay, on demand, any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by any Secured Party in protecting its interest in the Collateral or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Collateral, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate (as such term is defined in the respective Deeds of Trust) from the date paid or incurred by such Secured Party until such expenses are paid by Debtor.

         Section 11.5 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form and the word "Debtor" shall mean "each Debtor and any subsequent owner or owners of the Collateral or any part thereof or any interest therein," the word "Secured Party" or "Secured Parties" shall mean "Secured Party[ies] and any subsequent holder of the Obligations," the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Collateral" shall include any portion of the Collateral and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by any Secured Party in protecting its interest in the Collateral and enforcing its rights under the this Agreement.

         Section 11.6 HEADINGS, ETC. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         Section 11.7 NO ORAL CHANGE. This Agreement and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Debtor or either of the Secured Parties, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 11.8 LIABILITY. This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Parties and their respective successors and assigns.

         Section 11.9 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 11.10 PREFERENCE. To the extent that either of the Secured Parties receives any payment or proceeds of the Collateral for the Obligations, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such Secured Party.

         Section 11.11 CUMULATIVE REMEDIES. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any right or remedy provided by law.

         Section 11.12 NO PARTIAL RELEASE. The satisfaction or discharge of any part of the Obligations hereby secured shall not in any way satisfy or discharge this Agreement, but this Agreement shall remain in full force and effect so long as any of the Obligations remain outstanding.

         Section 11.13 LIMITATION OF LIABILITY. Neither of the Secured Parties nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their gross negligence or willful misconduct.

         Section 11.14 TAXES. Should any documentary stamp or other tax now or hereafter become payable with respect to this Agreement or its execution or delivery, Debtor will promptly, following demand therefor, pay the same and hold Secured Parties harmless from the cost of same.

         Section 11.15 FIRST LIEN DOCUMENTS. With respect to that certain Amended and Restated Loan and Security Agreement, dated as of May 3, 2002, as amended, by and among the Debtor, the First Secured Party, the other agent party thereto and the lenders from time to time party thereto (the "Senior Loan Agreement") and the other Loan Instruments (as defined in the Mortgages (as such term is defined in the Senior Loan Agreement)) (together with the First Lien Intercreditor Agreement, collectively, the "First Lien Documents"); Debtor covenants and agrees to give the Secured Parties notice of any uncured default following any applicable grace period by any party under the First Lien Documents within ten (10) days of Debtor becoming aware of such default and promptly to deliver to the Secured Parties a copy of each notice of default and all other notices, amendments, communications, plans, specifications and other statements, responses, similar instruments received or delivered by Debtor relating thereto.

         Section 11.16 SUBORDINATION. (a) Each Secured Party acknowledges and agrees that its respective security interests and rights hereunder are subject to the rights of the First Secured Party as set forth in the First Lien Documents.

         (b) Each Secured Party agrees to subordinate the lien of this Agreement to (i) the lien described in subparagraph (a) of the definition of "Permitted Liens" as set forth in (A) the Notes Indenture until the full repayment of the Notes Debt and the termination and release of the Notes Secured Party's interest in this Agreement, and thereafter, (B) the Bond Loan Agreement, and (ii) the lien described in subparagraph (p) of the definition of "Permitted Liens" (but only to the extent such lien secures refinancing indebtedness secured by a lien referred to in subparagraph (a) of the definition of "Permitted Liens") as set forth in (A) the Notes Indenture until full repayment of the Notes Debt and termination and release of the Notes Beneficiary's interest in this Agreement, and thereafter, (B) the Bond Loan Agreement.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed by Debtor as of the day and year first above written.

                                WEIRTON STEEL CORPORATION, a
                                Delaware corporation


                                By:  /s/ Mark E. Kaplan
                                     ---------------------------------------
                                     Name:  Mark E. Kaplan
                                     Title:  Senior Vice President - Finance
                                             and Administration

                                   EXHIBIT A-1
                                   -----------

                          TANDEM MILL LEGAL DESCRIPTION

#9 Tandem Mill

         The following tract of land situate in the City of Weirton, Weirton (formerly Butler) District, Hancock County, West Virginia and being more particularly bounded and described as follows:

         Beginning at a point at the southwesterly corner of the hereindescribed tract, said point being the southwest corner of the building located on the hereindescribed tract, said point being located the following two
         (2) bearings and distances from a point at the intersection of the south line of Virginia Avenue with the westerly line of West Virginia State Route No. 2: S. 87(0) 30' E. (along the easterly extension of said southerly line) 141 and 2/10 feet to a point; thence N. 02(0) 30'
         E. 104 and 46/100 feet to said beginning point; thence from said beginning point and with the westerly line of said building N. 02(0) 40' 38" E. 135 feet to a point; thence N. 87(0) 19' 22" W. 48 and
         25/100 feet to a point in the easterly line of a right of way or roadway, hereinafter mentioned; thence with same and then its northerly extension N. 03(0) 40' 40" E. (at 460 and 12/100 feet passing the northerly line of said right of way or roadway) 744 and 31/100 feet to a point in the westerly extension of the north wall of the aforesaid building; thence with said extension and then with said wall S. 87(0) 19' 22" E. (at 96 and 54/100 feet passing the northerly extension of column line X) 176 and 5/10 feet to a point in the centerline of column line W; thence with same S. 02(0) 40' 38" W. (at 9 and 41/100 feet passing the centerline of column line 111, and at 133 and 71/100 feet passing the centerline of column line 106, and at 834 and 39/100 feet passing the centerline of column line 78) 879 and 2/10 feet to a point in the south line of said building; thence with same N. 87(0) 19' 22"
         W. (at 80 feet passing the centerline of column line X) 141 and 25/100 feet to the place of beginning, containing by survey made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors on September 26, 2001, Three and Five Hundred Sixty-Four One Thousandths (3 and 564/1000) acres, more or less as shown on the # 9 Tandem Mill Subdivision Plan recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Plat Cabinet 1, Slide 45-B.

                  Together with the non-exclusive easement and right to use a right of way or roadway, generally twenty (20) feet wide, leading from West Virginia State Route No. 2 to the aforementioned point along the line N. 03(0)40' 40" E", said right of way or roadway being more particularly bounded and described as follows: beginning at the aforesaid point at the northeasterly corner of the hereindescribed; thence from said beginning point S. 03(0)40' 40" W. 460 and 12/100 feet to a point; thence S. 01(0)03' 30" E. 233 and 84/100 feet to a point; thence N. 87(0)30' W. (at 45 and 68/100 feet passing the south post of Gate 5) 47 and 86/100 feet to a point in the easterly line of West Virginia State Route No. 2; thence with same N. 02(0)40' 21" E. 44 and 47/100 feet to a point; thence S. 87(0)30' E. (at 2 and 22/100 feet

                                  Exhibit A-1
                                     Page 1
         passing the north post of Gate 5) 24 and 92/100 feet to a point; thence
         N. 01(0)03' 30" W. 188 and 87/100 feet to a point; thence N. 03(0)40'
         40" E. 460 and 94/100 feet to a point; thence S. 86(0)19' 20" E. 20 feet to the place of beginning.

                  Together with the non-exclusive easement and right to use a right of way or roadway twenty (20) feet wide, leading from the northerly line of the above described 3 and 564/1000 acre tract in a northerly, then westerly and then southerly direction to Gate 11 on the westerly side of State Route No. 2, the centerline of said right of way or roadway being more particularly described as follows: Beginning at a point in the northerly line of said 3 and 564/1000 acre tract at its intersection with said centerline, said point being located N. 87(0)19 22" W. 101 and 14/100 feet from the northeasterly corner of said tract; thence from said beginning point and with said centerline the following twenty-one (21) bearings and distances: N. 36(0)32' 38" E. 32 and 5/10 feet to a point; thence N. 08(0) 59' 28" E. 52 and 73/100 feet to a point; thence N. 02(0)05' E. 49 and 81/100 feet to a point; thence N. 01(0)37" 04' W. 89 and 36/100 feet to a point; thence N. 05(0)33' 09"
         E. 74 and 18/100 feet to a point; thence N. 12(0)47' 29" E. 148 and 45/100 feet to a point; thence N. 04(0)33' 48" E. 43 and 39/100 feet to a point; thence N. 01(0)19' 05" W. 38 and 71/100 feet to a point; thence N. 14(0)21' 48" W. 92 and 79/100 feet to a point; thence N. 59(0)24' 28" W. 90 and 08/100 feet to a point; thence N. 47(0)30' W. 64 and 27/100 feet to a point; thence N. 43(0)40' 37" W. 63 feet to a point; thence N. 63(0)30' 47" W. 34 and 36/100 feet to a point; thence
         N. 89(0)12' 38" W. 26 and 91/100 feet to a point; thence S. 52(0)00'
         46" W. 19 and 44/100 feet to a point; thence S. 27(0)34' 45" W. 28 and
         76/100 feet to a point; thence S. 03(0)12' 16" E. 290 and 79/100 feet to a point; thence S. 02(0)03' 06" W. 60 and 17/100 feet to a point; thence S. 04(0)56' 39" W. 56 and 36/100 feet to a point; thence S. 08(0)46' 03" E. 44 and 12/100 feet to a point; thence S. 38(0)14' 27"
         E. 36 and 1/10 feet to a point in the centerline of Gate 11 at its intersection with the westerly line of State Route No. 2, said point being located N. 02(0)40' 21" E. 1218 and 12/100 feet along said westerly line from its intersection with the southerly line of Virginia Avenue.


         Together with those certain nonexclusive reciprocal easements appurtenant to the above described property as set forth and described in that certain Master Declaration of Easements, Covenants and Restrictions For Weirton, West Virginia Plant Site dated October 25, 2001, recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 36, at page 633, as amended under that certain First Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated October 26, 2001 recorded in the Office of the Clerk of the County Commission of Hancock County West Virginia in Lease Book 36, at page 685 as re-recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 5 and as further amended under that certain Second Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated May 14, 2002 recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 26, as further amended from time to time.


                                  Exhibit A-1
                                     Page 2

                                   EXHIBIT A-2
                                   -----------

                           HOT MILL LEGAL DESCRIPTION

DESCRIPTION OF THE 10 AND 114/1000 ACRE TRACT OF LAND (HOT MILL) NOW OWNED BY WEIRTON STEEL CORPORATION

         The following tract of land situate in the City of Weirton, Butler District, Hancock County, West Virginia and being more particularly bounded and described as follows:

         Beginning at a point in the northerly line of Lee Avenue, at its intersection with the centerline of column line A, said beginning point being located S. 87(degree)19' 22" E. 302 and 98/100 feet from a point at the intersection of said northerly line with the easterly line of West Virginia Route No. 2; thence from said beginning point and with said centerline N. 02(degree)40' 38" E. 2405 feet to a point in the centerline of the column line 97; thence with the same S. 87(degree)19' 22" E. 123 and 17/100 feet to a point in the centerline of column line AA; thence with the same S. 02(degree)40' 38"
W. 50 feet to a point in the centerline of column line 95; thence with the same
S. 87(degree)19' 22" E. 128 feet to a point in the centerline of column line BB; thence with same S. 02(degree)40' 38" W. 880 feet to a point; thence S. 87(degree)19' 22" E. 116 and 38/100 feet to a point; thence S. 02(degree)40' 38"
W. 120 feet to a point in the centerline of column line 55; thence with the same
N. 87(degree)19' 22" W. 116 and 38/100 feet to a point in the centerline of column line BB; thence with the same S. 02(degree)40' 38" W. 125 feet to a point; thence S. 87(degree)19' 22" E. 29 and 52/100 feet to a point; thence S. 02(degree)40' 38" W. 100 feet to a point in the centerline of column line 46; thence with the same N. 87(degree)19' 22" W. 157 and 52/100 feet to a point in the centerline of column line AA; thence with the same S. 02(degree)40' 38" W. 450 feet to a point in the centerline of column line 28; thence with the same N. 87(degree)19' 22" W. 43 and 17/100 feet to a point in the centerline of column line E; thence with the same S. 02(degree)40' 38" W. 680 feet to a point in said northerly line of Lee Avenue; thence with the same N. 87(degree)19' 22" W. 80 feet to the place of beginning, containing by survey made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors on November 29, 2001, Ten and One Hundred Fourteen One Thousandths (10 and 114/1000) acres, more or less as shown on the Hot Mill Subdivision Plan recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Plat Cabinet 1, Slide 45A.

         Together with a non-exclusive easement or right to use a right of way or roadway twenty (20) feet wide, leading from the northerly line of the above described 10 and 114/1000 acre tract in a northerly, then westerly and then southerly direction to Gate 11 on the westerly side of State Route No. 2, the centerline of said right of way or roadway being more particularly described as follows: Beginning at a point in the northerly line of said 10 and114/1000 acre tract at its intersection with said centerline, said point being located S. 87(degree)19' 22" E. 13 and 86/100 feet from the northwesterly corner of said tract; thence from said beginning point and with said centerline the following twenty (20) bearings and distances: N. 05(degree)33' 26" E. 77 and 43/100 feet to a point; thence N. 14(degree)28' 03" E. 36 and 31/100 feet to a point; thence
N. 21(degree)41' 14" E. 116 and 08/100 feet to a point; thence N. 18(degree)17' 05" E. 38 and 57/100 feet to a point; thence N. 02(degree)34' 55" E. 471 and 9/10 feet to a point; thence N. 24(degree)49' 04' W. 112 and 1/10 feet to a point; thence N. 55(degree)24' 15" W. 138 and 57/100 feet to a point; thence N. 43(degree)12' 58" W. 92 and 34/100 feet to a point; thence N. 59(degree)24' 28"
W. 90 and 08/100 feet to a point; thence N. 47(degree)30' W. 64 and 27/100 feet to a point; thence N. 43(degree)40' 37" W. 63 feet to a point; thence N. 63(degree)30'


                                  Exhibit A-2
                                     Page 1

47" W. 34 and 36/100 feet to a point; thence N. 89(degree)12' 38" W. 26 and 91/100 feet to a point; thence S. 52(degree)00' 46" W. 19 and 44/100 feet to a point; thence S. 27(degree)34' 45" W. 28 and 76/100 feet to a point; thence S. 03(degree)12' 16" E. 290 and 79/100 feet to a point; thence S. 02(degree)03' 06"
W. 60 and 17/100 feet to a point; thence S. 04(degree)56' 39" W. 56 and 36/100 feet to a point; thence S. 08(degree)46' 03" E. 44 and 12/100 feet to a point; thence S. 38(degree)14' 27" E. 36 and 1/10 feet to a point in the centerline of Gate 11 at its intersection with the westerly line of State Route No. 2, said point being located N. 02(degree)40' 21" E. 1,218 and 12/100 feet along said westerly line from its intersection with the southerly line of Virginia Avenue, said right of way or roadway to be used in common by both parties hereto, their heirs and assigns.

         Said 10 and 114/1000 acre tract being part of the 796.52 acre tract of land that was conveyed by National Steel Corporation to Weirton Steel Corporation by deed dated January 10, 1984 and recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Deed Book 193, at page 116.

         Said 10 and 114/1000 acre tract is part of the following four (4) tracts that are part of the 796.52 acre tract that was conveyed by Weirton Steel Company to National Steel Corporation by deed dated May 31, 1939 and recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Deed Book 55, at page 236:


         (1) 25 acres, tract 3 first parcel which was conveyed to Weirton Steel Company by C. Ferguson and Mary E. Ferguson, his wife, by deed dated November 1, 1912 and recorded in said County Clerk's Office in Deed Book 27, at page 597;

         (2) 1.06 acres, tract 3 third parcel which is part of the same land that was conveyed to Phillips Sheet and Tin Plate Company by C. Ferguson and wife by deed dated January 6, 1910 and recorded in said County Clerk's Office in Deed Book 29, at page 403;

         (3) 12.29 acres, tract 3 fifth parcel which is a part of the land that was conveyed by Cyrus Ferguson and Mary E. Ferguson, his wife, to the Weirton Improvement Company by deed dated August 7, 1918 and recorded in said County Clerk's Office in Deed Book 31, at page 148;

         (4) 5.386 acres, tract 3 seventh parcel, reference hereby being made to said Deed Book 55 at page 236 for a more particular description of said tract and title thereto.


Together with those certain nonexclusive reciprocal easements appurtenant to the above described property as set forth and described in that certain Master Declaration of Easements, Covenants and Restrictions For Weirton, West Virginia Plant Site dated October 25, 2001, recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 36, at page 633, as amended under that certain First Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated October 26, 2001 recorded in the Office of the Clerk of the County Commission of Hancock County West Virginia in Lease Book 36, at page 685 as re-recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 5


                                  Exhibit A-2
                                     Page 2
and as further amended under that certain Second Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated May 14, 2002 recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 26, as further amended from time to time.


                                  Exhibit A-2
                                     Page 3

                                   EXHIBIT A-3
                                   -----------

                           TIN MILL LEGAL DESCRIPTION

DESCRIPTION OF THE 25 AND 105/1000 ACRE TRACT OF LAND SURROUNDING THE WEIRTON STEEL CORPORATION'S TIN MILL SITE

         The following tract of land situate in the City of Weirton, Butler District, Hancock County, West Virginia and being more particularly bounded and described as follows:

         Beginning at a point at the southeasterly corner of the herein described tract, said beginning point being located N. 35(degree) 04' 05" W. 4,599 and 64/100 feet from a point at the intersection of the westerly line of Main Street with the northerly line of Virginia Avenue, said tie point being the beginning point in the description of the 796.52 acre tract of land (of which the herein described is a part), that was conveyed by National Steel Corporation to Weirton Steel Corporation by deed dated January 10, 1984 and recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Deed Book 193, at page 116, the bearing on said northerly line of Virginia Avenue being N. 87(degree)19' 39" W.; thence from said beginning point and with the northerly line of a twenty (20) feet wide existing roadway hereinafter mentioned, the following three (3) bearings and distances: N. 87(degree)30' 33"
W. 446 and 17/100 feet to a point; thence S. 68(degree)59' 42" W. 134 and 39/100 feet to a point; thence S. 83(degree)47' 03" W. 139 and 16/100 feet to a point; thence crossing said roadway and following along lines of the raw water clarification area, included in the herein described tract, the following three
(3) bearings and distances: S. 05(degree)00' W. 140 feet to a point; thence N. 85(degree)00' W. 305 feet to a point; thence N. 05(degree)00' E. (re-crossing said roadway) 140 feet to a point in the northerly side of said roadway; thence with the same following two (2) bearings and distances: N. 87(degree)18' 51" W. 290 and 48/100 feet to a point; thence S. 75(degree)08' 01" W. 68 and 95/100 feet to a point; thence crossing said roadway and following along lines of the de-mineralizing area, included in the herein described tract the following three
(3) bearings and distances: S. 05(degree)00' W. (crossing said road) 180 feet to a point; thence N. 85(degree)00' W. 80 feet to a point; thence N. 05(degree)00'
E. (re-crossing said road) 182 and 29/100 feet to a point; thence following along the southerly face of the Tin Mill building the following three (3) bearings and distances: N. 87(degree)29' 48" W. 137 feet to a point; thence N. 02(degree)30' 12" E. 1 and 03/100 feet to a point; thence N. 87(degree)24' 36"
W. 129 and 72/100 feet to a point; thence on a line parallel to and 3 feet west of the west face of the west wall of said building N. 02(degree)32' 52" E. 823 feet to a point; thence on a line parallel to and approximately 3 feet north of the north face of the overhang on said building S. 87(degree)27' 08" E. 127 and 5/10 feet to a point; thence S. 02(degree)30' 10" W. (with the northerly extension and then with a face of said building) 129 and 83/100 feet to a point; thence following along another overhang S. 87(degree)22' 08" E. 233 feet to a point; thence S. 02(degree)32' 52" W. 35 feet to a point 3 feet east of a face of said building; thence on a line parallel to and 13 feet north of the north face of the north wall of said building S. 87(degree)32' 43" E. 935 and 75/100 feet to a point; thence with the westerly line of a twenty (20) feet wide right of way or roadway the following three (3) bearings and distances: S. 52(degree)37' 36" E. 257 and 34/100 feet to a point; thence S. 33(degree)31' 38"
E. 351 and 79/100 feet to a point; thence S. 02(degree)39' 50" W. 152 and 56/100 feet to the place of beginning, containing by survey made by Stegman & Schellhase, Inc., Civil Engineers and Surveyors on February 5, 2002, Twenty-Five and One Hundred Five One Thousandths (25 and 105/1000)


                                  Exhibit A-3
                                     Page 1
acres, more or less as shown on the Tin Mill Subdivision Plan recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Plat Cabinet 1, Slide 46-A.

         Together with a non-exclusive easement, with all rights of ingress and egress presently enjoyed by the party of the first part hereto, with particular mention hereby being made to the aforementioned twenty (20) feet wide roadways and their westerly extensions.

         Said 25 and 105/1000 acre tract being subject to that part of said roadway that is included within the boundaries of the raw water clarification area and de-mineralizing area.

         Together with a non-exclusive easement or right to use the twenty (20) feet wide right of way or roadway leading from the southeasterly corner of said 25 and 105/1000 acre tract in a southeasterly direction to West Street (Gate 13 entrance), the centerline of same being more particularly described as follows:

         Beginning at a point at the intersection of the easterly line of said 25 and 105/1000 acre tract with said centerline, said beginning point being located N. 02(degree)39' 50" E. 8 and 19/100 feet from the southeasterly corner of said tract; thence from said beginning point and with said centerline the following thirty-eight (38) bearings and distances: S. 45(degree)31' 53" E. 63 and 56/100 feet to a point; thence S. 79(degree)26' 20" E. 49 and 78/100 feet to a point; thence S. 74(degree)43' 07" E. 66 and 13/100 feet to a point; thence S. 57(degree)02' 46" E. 63 and 87/100 feet to a point, thence S. 45(degree)19' 41"
E. 55 and 6/10 feet to a point; thence S. 43(degree)55' 27" E. 47 and 5/10 feet to a point; thence S. 58(degree)06' 33" E. 105 and 77/100 feet to a point; thence S. 54(degree)00" 19" E. 120 and 52/100 feet to a point; thence S. 50(degree)19' 36" E. 93 and 39/100 feet to a point; thence S. 47(degree)25' 43"
E. 358 and 3/10 feet to a point; thence S. 46(degree) 29' 20" E. 92 and 27/100 feet to a point; thence S. 43(degree)55' 43" E. 97 and 08/100 feet to a point; thence S. 41(degree)56' 21" E. 101 and 04/100 feet to a point; thence S. 38(degree)41' 14" E. 89 and 89/100 feet to a point; thence S. 36(degree)32' 15"
E. 100 and 96/100 feet to a point; thence S. 34(degree)27' 50" E. 102 and 33/100 feet to a point; thence S. 31(degree)47' 08" E. 106 and 04/100 feet to a point; thence S. 28(degree)44' 37" E. 736 and 23/100 feet to a point; thence S. 28(degree)26' 36" E. 138 and 74/100 feet to a point; thence S. 28(degree)27' E. 238 and 58/100 feet to a point; thence S. 28(degree)30' 20" E. 94 and 37/100 feet to a point; thence S. 24(degree)25' 33" E. 60 and 03/100 feet to a point; thence S. 17(degree)48' 21" E. 100 and 05/100 feet to a point; thence S. 13(degree)21' 14" E. 289 and 09/100 feet to a point; thence S. 14(degree)08' 08"
E. 277 and 28/100 feet to a point; thence S. 13(degree)25' 28" E. 136 and 21/100 feet to a point; thence S. 17(degree)45' 53" E. 66 and 34/100 feet to a point; thence S. 19(degree)24' 23" E. 71 and 07/100 feet to a point; thence S. 33(degree)40' 42" E. 71 and 26/100 feet to a point; thence S. 32(degree)35' 27"
E. 58 and 14/100 feet to a point; thence S. 20(degree)07' 27" E. 50 and 55/100 feet to a point; thence S. 10(degree) 56' 56" E. 93 and 32/100 feet to a point; thence S. 16(degree)52' E. 50 and 41/100 feet to a point; thence S. 44(degree)59' 06" E. 20 and 92/100 feet to a point; thence S. 70(degree)01' 33"
E. 40 and 58/100 feet to a point; thence S. 84(degree)33' 23" E. 56 and 81/100 feet to a point; thence N. 83(degree)14' 56" E. 57 and 6/10 feet to a point designated herein as point x, the beginning point of another twenty (20) feet wide right of way hereinafter described; thence S. 03(degree)04' 24" W. 31 and 76/100 feet to a point at the northerly end of West Street; fifty (50) feet wide, at Gate 13, said right of way or roadway to be used in common by both parties hereto, their heirs and assigns.


                                  Exhibit A-3
                                     Page 2

         Together with a non-exclusive easement or right to use the twenty (20) feet wide right of way or roadway leading from the aforesaid point x in a northeasterly direction to Main Street (Gate 4 entrance), the centerline of same being more particularly described as follows: beginning at said point x; thence from said beginning point and with said centerline the following eight (8) bearings and distances: N. 75(degree)59' 46" E. 122 and 41/100 feet to a point; thence N. 58(degree)10' 24" E. 13 and 06/100 feet to a point; thence N. 26(degree)33' 03" E. 41 and 63/100 feet to a point; thence N. 07(degree)46' 45"
E. 86 and 67/100 feet to a point; thence N. 03(degree)38' 59" E. 75 and 18/100 feet to a point; thence N. 09(degree)23' 31" E. 51 and 85/100 feet to a point; thence N. 64(degree)45' 15" E. 32 and 3/10 feet to a point; thence S. 85(degree)57' 21" E. 96 and 33/100 feet to a point in the westerly line of Main Street at Gate 4 entrance, said point being located N. 02(degree)40' 21" E. 578 and 15/100 feet from a point at the intersection of said westerly line with the northerly line of Virginia Avenue, said right of way or roadway to be used in common by both parties hereto, their heirs and assigns.

         Being a part of the 796 and 52/100 acre tract of land that was conveyed by National Steel Corporation to Weirton Steel Corporation by deed dated January 10, 1984 and recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Deed Book 193, at page 116.


         Together with those certain nonexclusive reciprocal easements appurtenant to the above described property as set forth and described in that certain Master Declaration of Easements, Covenants and Restrictions For Weirton, West Virginia Plant Site dated October 25, 2001, recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 36, at page 633, as amended under that certain First Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated October 26, 2001 recorded in the Office of the Clerk of the County Commission of Hancock County West Virginia in Lease Book 36, at page 685 as re-recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 5 and as further amended under that certain Second Amendment To Master Declaration of Easements, Covenants and Restrictions for Weirton, West Virginia Plant Site dated May 14, 2002 recorded in the Office of the Clerk of the County Commission of Hancock County, West Virginia in Lease Book 37, at page 26, as further amended from time to time.


                                  Exhibit A-3
                                     Page 3

                                   EXHIBIT B-1
                                   -----------

                        TANDEM MILL EQUIPMENT DESCRIPTION

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01001010     #9 TANDEM SUMP PUMPS                                        140
------------------------------------------------------------------------------------------------------------------
    226010           2337          01001020     #9 TANDEM DAILY HOUSEKEEPING                                107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002052     #1 WALKING BEAM                                             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002053     #1 COIL O.D. MEASURING DEVICE                               101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002054     #1 ENTRY COIL CAR                                           101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002055     #1 PAYOFF REEL                                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002056     #1 PAYOFF REEL SIDE REGISTER                                101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002057     CARRYOVER TABLE FOR 3 OR 5 ROLL FLATNER                     101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002058     #1 CRADLE ROLL                                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002061     #1 NORTH GROSS OVER CONVEYOR                                101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002062     #2 SOUTH CROSS OVER CONVEYOR                                101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002072     #2 WALKING BEAM                                             101
------------------------------------------------------------------------------------------------------------------
    225010           2337          01002073     #2 COIL O.D. MEASURING DEVICE                               101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002074     #2 ENTRY COIL CAR                                           101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002075     #2 PAYOFF REEL                                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002076     #2 PAYOFF REEL SIDE REGISTER                                101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002077     #2 CRADLE ROLL                                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002090     #3 ROLL FLATTENER ENTRY                                     101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002091     #3 ROLL FLATTENER EXIT                                      101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002098     #5 ROLL FLATTENER                                           101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002099     #5 ROLL FLATTENER EXIT                                      101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002100     ENTRY & EXIT SIDE GUIDES                                    101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002103     STRIP CENTER GUIDE                                          101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002104     #5 STEERING ROLL UNIT                                       101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002106     SQUARING SHEAR                                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002108     SHEAR SCRAP CAR DOORS                                       101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002116     SHEAR EXIT PINCH ROLL                                       101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002118     WELDER                                                      101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002122     CARRY OUT TABLE - WELDER/LOOPER BRIDGE                      101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002129     LOOPER ENTRY BRIDLE - MISCELLANEOUS EQUIP.                  101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002130     LOWER ENTRY BRIDLE - ENTRY ROLL DRIVE & CONTROL             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002131     LOWER ENTRY BRIDGE - MIDDLE ROLL DRIVE & CONTROL            101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002133     LOWER ENTRY BRIDGE - EXIT ROLL DRIVE & CONTROL              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002140     #2 WELD DETECTOR (LOOPER EXIT)                              102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002150     ENTRY FARVAL SYSTEM                                         101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002179     TOP LOOPER                                                  102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002181     #1 TOP LOOP CAR, DRUM, DRIVE & CONTROL                      102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002183     TOP (1) LOOP CAR                                            102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002185     TOP LOOPER SEPERATOR ARM 1 TO 7 OPERATOR & DRIVE SIDE       102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002186     BOTTOM LOOPER SEPERATOR ARM 1 TO 7 OPERATOR & DRIVE         102
                                                SIDE
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002187     BOTTOM (2) LOOP CAR                                         102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002190     LOOPER BOTTOM EXIT - S-ROLL                                 102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002191     BOTTOM LOOPER                                               102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002193     #2 BOTTOM LOOP CAR, DRUM, DRIVE & CONTROL                   102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002201     #1 DEFLECTOR ROLL ENTRY (46 IN)                             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002202     #2 DEFLECTOR ROLL ENTRY (46 IN)                             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002203     #3 DEFLECTOR ROLL ENTRY (46 IN)                             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002276     #1 WELD DETECTOR/LOOPER ENTRY                               102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002277     #1 STEERING ROLL UNIT                                       102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002279     #2 STEERING ROLL UNIT                                       102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002281     #3 STEERING ROLL UNIT TOP/BOT                               102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002282     #4 STEERING ROLL UNIT                                       102
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002284     MILL ENTRY BRIDLE MISCELLANEOUS EQUIPMENT                   101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002285     MILL ENTRY BRIDLE - ENTRY, DRIVE TRAIN & CONTROL            101
------------------------------------------------------------------------------------------------------------------

                                  Exhibit B-1
                                     Page 1

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002286     MILL ENTRY BRIDLE - MIDDLE, DRIVE TRAIN & CONTROL           101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002287     MILL ENTRY BRIDLE - EXIT, DRIVE TRAIN & CONTROL             101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002300     #1 ENTRY O/C EXHAUST FAN                                    101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002301     #2 ENTRY O/C EXHAUST FAN                                    101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002349     #1 THROUGH #5 MILL STAND BACKUP ROLLS                       101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002350     #1 MILL STAND BACKUP ROLLS                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002351     #2 MILL STAND BACKUP ROLLS                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002352     #2 MILL STAND BACKUP ROLLS                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002353     #4 MILL STAND BACKUP ROLLS                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002354     #5 MILL STAND BACKUP ROLLS                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002355     #1 THROUGH #5 MILL STAND WORK ROLLS                         103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #1 MILL STAND WORK ROLLS                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #2 MILL STAND WORK ROLLS                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #3 MILL STAND WORK ROLLS                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #4 MILL STAND WORK ROLLS                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #5 MILL STAND WORK ROLLS                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002400     #1 ROLL CHANGE RIG                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002401     #1 BACK-UP SLED & LATCH                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002402     #1 STAND ENTRY TENSION ROLL                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002403     #1 ROLL FORGE CYLINDER                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002404     #1 MAE WEST & MILL HOUSING                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002405     #1 STAND SCREW DOWNS                                        103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002406     #1 STAND DRIVE TRAIN & CONTROL                              103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       PINION STAND                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEAR REDUCER                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEARS                                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       DRIVE MOTOR                                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       SPINDLES                                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       COUPLINGS                                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       ELECTRICAL DRIVE/CONTROL                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002407     #1 HOLD DOWN ROLL                                           103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002408     #1 STD EXIT TENSION ROLL                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002420     #2 ROLL CHANGE RIG                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002421     #2 BACK-UP-SLED & LATCH                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002422     #2 THREADING TABLE                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002423     #2 ROLL FORCE CYLINDER                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002424     #2 MAE WEST & MILLHOUSE                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002425     #2 STAND SCREW DOWNS                                        103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002426     #2 STAND DRIVE TRAIN & CONTROL                              103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       PINION STAND                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEAR REDUCER                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEARS                                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       DRIVE MOTOR                                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       SPINDLES                                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       COUPLINGS                                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       ELECTRICAL DRIVE/CONTROLS                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002427     #2 HOLD DOWN ROLLS                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002428     #2 STAND TENSION ROLL                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002440     #3 ROLL CHANGE RIG                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002441     #3 BACKUP SLED & LATCH                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002442     #3 THREADING TABLE                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002443     #3 ROLL FORCE CYLINDERS                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002444     #3 MAE WEST & MILLHOUSE                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002445     #3 STAND SCREW DOWNS                                        103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002446     #3 STAND DRIVE TRAIN & CONTROL                              103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       PINION STAND                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEAR REDUCER                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEARS                                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       DRIVE MOTOR                                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       SPINDLES                                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       COUPLINGS                                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       ELECTRICAL DRIVE/CONTROLS                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002447     #3 HOLD DOWN ROLL                                           103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002448     #3 STAND TENSION ROLL                                       103
------------------------------------------------------------------------------------------------------------------

                                  Exhibit B-1
                                     Page 2

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002460     #4 ROLL CHANGE RIG                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002461     #4 BACK-UP SLED & LATCH                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002462     #4 THREADING TABLE                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002463     #4 ROLL FORCE CYLINDER                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002464     #4 MAE WEST & MILLHOUSE                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002465     #4 STAND SCREW DOWNS                                        103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002466     #4 STAND DRIVE TRAIN & CONTROL                              103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       PINION STAND                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEAR REDUCER                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEARS                                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       DRIVE MOTOR                                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       SPINDLES                                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       COUPLINGS                                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       ELECTRICAL DRIVE/CONTROLS                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002467     #4 HOLD DOWN ROLL                                           103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002468     #4 STAND TENSION ROLL                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002480     #5 ROLL CHANGE RIG                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002481     #5 BACK-UP SLED & LATCH                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002482     #5 THREADING TABLE                                          103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002483     #5 ROLL FORCE CYLINDERS                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002484     #5 MAE WEST & MILLHOUSE                                     103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002485     #5 STAND SCREW DOWN                                         103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002486     #5 STAND DRIVE TRAIN & CONTROL                              103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       PINION STAND                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEAR REDUCER                                                103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       GEARS                                                       103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       DRIVE MOTOR                                                 103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       SPINDLES                                                    103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       COUPLINGS                                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       ELECTRICAL DRIVE/CONTROLS                                   103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002487     #5 HOLD DOWN ROLL                                           103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002488     #5 STAND ENTRY/EXIT TENSION ROLL                            103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002489     #5 STAND BRONER SHAPE ROLL                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002490     MILL DOORS                                                  103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002600     MILL EXIT PINCH ROLL                                        104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002603     PARTING SHEAR                                               104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002606     CARRYOVER TABLE                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002615     #1 DEFLECTOR BELT                                           104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002616     #1 TENSION REEL                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002617     # 1  DEFLECTOR ROLL                                         104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002618     #1 BELT WRAPPER                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002619     #1 DELIVERY COIL CAR                                        104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002621     #1 THREAD GUIDE TOP/BOTTOM                                  104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002625     #2 DEFLECTOR BELT                                           104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002626     #2 TENSION REEL                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002627     #2 DEFLECTOR ROLL                                           104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002828     #2 BELT WRAPPER                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002629     #2 DELIVERY COIL CAR                                        104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002630     #1 TAILING ROLLS                                            104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002632     #2 THREAD GUIDE TOP/BOTTOM                                  104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002634     #2 TAILING ROLLS                                            104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002636     DELIVERY CONVEYOR                                           104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002641     COIL SCALE & HOIST                                          104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002642     SPC SHAPE GAUGE                                             104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002646     TEST STATION COIL CAR                                       104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002647     TEST STATION REEL                                           104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002648     TEST STATION INSPECTION TABLE                               104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002660     SIGNODE COIL BANDER                                         104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002670     #1 DELIVERY O/C EXHAUST FANS                                104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002671     #2 DELIVERY O/C EXHAUST FANS                                104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002681     FARVAL SYS-(MILL STAND ROLL)                                104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002682     FARVAL SYS-(DELIVERY END)                                   104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002685     #1 SUPPLY FAN (FAN ROOM)                                    111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002686     #2 SUPPLY FAN (FAN ROOM)                                    111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002687     #3 SUPPLY FAN (FAN ROOM                                     111
------------------------------------------------------------------------------------------------------------------


                                  Exhibit B-1

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002688     #4 SUPPLY FAN (FAN ROOM)                                    111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002689     #5 SUPPLY FAN (FAN ROOM)                                    111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002690     #6 SUPPLY FAN (FAN ROOM)                                    111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002790     LOW PRESSURE - ROLL FORCE HYDRAULIC - MISCELLANEOUS         105
                                                EQUIPMENT1
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002791     #1 ROLL CHANGE PUMP                                         105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002792     #2 ROLL CHANGE PUMP                                         105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002793     #3 ROLL CHANGE PUMP                                         105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002803     HIGH PRESSURE - ROLL FORCE HYDRAULIC - MISCELLANEOUS        105
                                                EQUIPMENT
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002804     #1 ROLL FORCE BOOSTER PUMP                                  105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002805     #2 ROLL FORCE BOOSTER PUMP                                  105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002806     #3 ROLL FORCE BOOSTER PUMP                                  105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002807     #1 ROLL FORCE PUMP                                          105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002808     #2 ROLL FORCE PUMP                                          105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002809     #3 ROLL FORCE PUMP                                          105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002810     #1A ROLL FORCE PUMP                                         105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002812     ROLL BALANCE HYDRAULIC - MISCELLANEOUS EQUIPMENT            105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002813     #1 ROLL BALANCE PUMP                                        105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002814     #2 ROLL BALANCE PUMP                                        105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002815     #3 ROLL BALANCE PUMP                                        105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002816     #1 ROLL BALANCE BOOSTER PUMP                                105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002817     #2 ROLL BALANCE BOOSTER PUMP                                105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002818     AUXILIARY HYDRAULIC - MISCELLANEOUS EQUIPMENT               106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002819     #1 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002820     #2 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002821     #3 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002822     #4 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002823     #5 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002824     #6 AUXILLIARY HYDRAULIC PUMP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002831     #1 AUXILLIARY HYD BOOSTER PUMP                              106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002832     #2 AUXILLIARY HYDRAULIC BOOSTER PUMP                        106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002833     #3 AUXILLIARY HYDRAULIC BOOSTER PUMP                        106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002834     #1A - MORGOIL SYSTEM PUMP                                   106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002835     #2A - MORGOIL SYSTEM PUMP                                   106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002836     A- MORGOIL SYS & MISC EQUIP                                 106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002837     B - MORGOIL SYS & MISC EQUIP                                106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002838     #1B - MORGOIL SYSTEM PUMP                                   105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002839     #2B - MORGOIL SYSTEM PUMP                                   105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002840     #1 - 8 OIL CELLAR VENT FANS                                 120
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002842     DRIVE OIL SYSTEM MISC EQUIP                                 105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002843     #1 LUBE PUMP (DRIVE OIL)                                    105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002844     #2 LUBE PUMP (DRIVE OIL)                                    105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002846     FLOOD LUBE SYSTEM                                           109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002847     NORTH CIRCULATING OIL PUMP (FLOOD LUBE)                     109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002848     SOUTH CIRCULATING OIL PUMP (FLOOD LUBE)                     109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002856     SOLUTION SYSTEM MISCELLANEOUS EQUIPMENT                     108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002857     SOLUTION PUMP E1                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002858     SOLUTION PUMP E2                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002859     SOLUTION PUMP E3                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002860     SOLUTION PUMP F1                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002861     SOLUTION PUMP F2                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002862     SOLUTION PUMP F3                                            108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002870     A-HYDROSTATIC MISC.                                         109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002872     #1A - HYDROSTATIC PUMP                                      109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002874     #2A - HYDROSTATIC PUMP                                      109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002876     #3A - HYDROSTATIC PUMP                                      109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002878     #4A - HYRDOSTATIC PUMP                                      109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002880     B 5 HYDROSTATIC MISC.                                       109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002882     #1B - HYDROSTATIC PUMP                                      109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002884     #2 - HYDROSTATIC PUMP                                       109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002886     #3 - HYDROSTATIC PUMP                                       109
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002890     ROLL OIL SYS (NEAT) MISC EQUIP                              108
------------------------------------------------------------------------------------------------------------------


                                  Exhibit B-1
                                     Page 4

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002891     #1 ROLL OIL (NEAT OIL) PUMP                                 108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002892     #2 ROLL OIL (NEAT OIL) PUMP                                 108
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002922     #1 COOLING TOWER/PUMPS                                      107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002924     #3 COOLING TOWER/PUMPS                                      107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002930     AUXILLIARY HYDRAULIC & AIR VALVE STANDS                     107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002940     COOLING TOWER RECIRCULATING PUMPS                           107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002942     #1 COOLING TOWER RECIRCULATING PUMP                         107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002944     #2 COOLING TOWER RECIRCULATING PUMP                         107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002946     #3 COOLING TOWER RECIRCULATING PUMP                         107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002960     NORTH AIR COMPRESSOR - DRIVE & RECEIVER                     107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002961     SOUTH AIR COMPRESSOR - DRIVE & RECEIVER                     107
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002998     ROLL TRANSFER CAR                                           200
------------------------------------------------------------------------------------------------------------------
    226010           2337          01002999     CHOCK CARS (DRIVE & OPER SIDE)                              200
------------------------------------------------------------------------------------------------------------------
    226010           2337          01003100     DELIVERY HOOD FOG EXHAUST FAN                               104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01004000     #1 TO #5 STAND WORK ROLL CHOCKS                             200
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006000     23KV & 6900 V TRANSFORMERS                                  111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006005     ENTRY 90/70 PLC AND I/O                                     111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006010     EXIT 90/70 AND I/O                                          111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006015     MCC 90/70 AND I/O                                           111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006020     PAC 90/70  AND I/O                                          111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006025     MM 2000 AND I/O                                             111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006030     ASEA RF LOAD CELL & CNTRL                                   111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006035     KELK TENSION LOAD CELL & CNTRL                              111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006040     SC 2000 AND INDUCTOSYNS                                     111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006045     DOM 2 LOGIC AND POWER SUPPLIES                              111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006050     MOTOR CNTRL CENTERS & CNTRL                                 111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006055     6900/480 VAC LOAD CENTERS                                   111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006060     250 VOC RECT & LOAD CENTER                                  990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006100     MAGNETIC SEPERATOR                                          110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006500     #1 MILL STAND VENT FAN                                      110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006501     #2 MILL STAND VENT FAN                                      110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006502     #3 MILL STAND VENT FAN                                      110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006503     #4 MILL STAND VENT FAN                                      110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006510     #1 TENSION REEL WEST FAN                                    110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006511     #1 TENSION REEL EAST FAN                                    110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006520     #2 TENSION REEL WEST FAN                                    110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006521     #2 TENSION REEL EAST FAN                                    110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006530     #1 PAYOFF REEL VENT FAN                                     110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006531     #2 PAYOFF REEL VENT FAN                                     110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006540     MILL ENTRY BRIDLE ENTRY FAN                                 110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006541     MILL ENTRY BRIDLE EXIT FAN                                  110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006550     #2 DEFLECTOR ROLL VENT FAN                                  110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006551     #1 DEFLECTOR ROLL VENT FAN                                  110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006560     EXIT PINCH ROLL VENT FAN                                    110
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006950     SERVO VALVE REPAIR                                          990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01006952     FUEL DEPT CHARTS                                            990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007000     LIMIT PM CHECKLIST                                          990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007001     ENTRY MTR BRUSHES PM CHECKLIST                              101
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007003     MAIN DRV MTR BRUSHES PM CHKLST                              111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007004     DELIVERY MTR BRUSH PM CHKLST                                104
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007005     ELECTRICAL GREASING CHECKLIST                               990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007010     X-RAY GAGES CHILLER                                         103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007011     STAND X-RAY GAGES                                           103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #1 STAND - X-RAY GAUGE                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #2 STAND - X-RAY GAUGE                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #3 STAND - X-RAY GAUGE                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #4 STAND - X-RAY GAUGE                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337                       #5 STAND - X-RAY GAUGE                                      103
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007012     PHOTO EYES                                                  990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007013     PYROLMETERS                                                 990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007014     TV MONITORS, CAMERAS, DISPLAYS                              990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007015     OIL CELLAR CHECKLISTS                                       105
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007016     PRINTERS & RECORDERS                                        990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007017     OPERATOR STATIONS & DESKS                                   990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007018     P.A. SYSTEM                                                 990
------------------------------------------------------------------------------------------------------------------

                                  Exhibit B-1
                                     Page 5

------------------------------------------------------------------------------------------------------------------
    CO DIV         FACILITY        EQUIP ID                     EQUIPMENT DESCRIPTION                      DEPT.
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007019     ELECTRICAL ELECTRONIC INSPECTIONS                           990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007030     MAIN DRIVE CURRENT ISOLATORS                                111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007045     SAC COMPUTER                                                111
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007050     APACS SYSTEM (FUEL)                                         106
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007700     HEATING, VENTILATION & AC                                   990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007705     WATER STRAINERS                                             990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007710     LIGHTING                                                    990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007711     EMERGENCY LIGHTING                                          990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007800     STEAM TRAPS                                                 990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007900     FOG EXHAUST SYSTEM MISC EQUIP                               300
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007901     EAST FOG EXHAUST FAN                                        300
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007902     WEST FOG EXHAUST FAN                                        300
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007990     FIRE & SAFETY                                               990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01007991     OSHA/EPA                                                    990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01008000     MISCELLANEOUS ELECTRICAL EQUIPMENT                          990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01008001     MISCELLANEOUS MECHANICAL EQUIPMENT                          990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01008003     FUEL - ROUTINE MAINTENANCE                                  990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01008005     WATER FOUNTAINS PREVENTIVE MAINTENANCE                      990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01008990     MAINTENANCE ADMINISTRATION                                  990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01009980     MISCELLANEOUS EQUIPMENT NOT ON PM-30                        999
------------------------------------------------------------------------------------------------------------------
    226010           2337          01009981     RWO'S RETN'D TO MTC TO CORRECT                              990
------------------------------------------------------------------------------------------------------------------
    226010           2337          01009990     PROJECTS & OTHERWORK                                        999
------------------------------------------------------------------------------------------------------------------
    226010           2337          01009999     GLOBAL MESSAGES WF AVAILABLE                                999
------------------------------------------------------------------------------------------------------------------


                                  Exhibit B-1
                                     Page 6

                                   EXHIBIT B-2
                                   -----------

                         HOT MILL EQUIPMENT DESCRIPTION


2    Walking beam reheat furnaces
     Rated Throughput:                              700 tons/hour (350 tons/hour/furnace)
     Hearth Length:                                 155'
     Hearth Width:                                  35'
     Fuels:                                         Natural gas, coke oven gas, and #6 fuel oil
     Fuel Consumption:                              1.20 M.M. BTU/ton
     Slab Length Range:                             220" to 400" max.
     Slab Thickness Range:                          9" through 10"
     Rated Charge Temp:                             70(0)F ambient cold charge; 1,000(0)F hot charge
     Rated Discharge Temp:                          2,350(0)F
     Air Preheat Temp:                              1,120(0)F max.
     Burners:                                       64 in total of eight zones
     Roof:                                          28 roof-mounted in soak zone
     Preheat:                                       20 top and bottom burners
     Heat Zone:                                     16 top and bottom burners
     Gap Between Slabs:                             2"
     Number of Walking Beams:                       4 moveable and 4 fixed skids, all water cooled through closed loop circulating system
     Transfer Cylinder:                             10" x 25 1/4" stroke
     Lift Cylinder:                                 12" x 45" stroke
     Mineral Oil Hydraulic System:                  10 - 200 hp 1,200 rpm powered pumps with 8 operating and 2 on standby.  Pumps are 122 gpm rated at 2,300 psi.  Also provides power to reversing rougher and future sizing press areas in addition to depiler, chargers and extractors.
     Recuperator Type:                              Metallic - tube bundle
     Combustion Air Fans:                           600 hp, 1,200 rpm motors, 45,000 cfm each (2 per furnace)
     Type of Stack:                                 Fabricated steel - lined with refractory 200' high
     Refractory:                                    Plastic ram on roof and sidewalls
     Slab Depiler:                                  Overhead hydraulic actuated design - grab and lift.  83 ton lift capability.  Lifts top slabs from pile of 4 to permit bottom slab to be transferred.
     Slab Chargers:                                 Overhead DC motor powered unit on traverse drive with hydraulic slab pickup action.  28-ton lift capacity.
     Slab Extractors:                               Overhead design, nearly duplicating chargers
     Furnace Tables:                                16" dia. driven by DC mill motors
     Automation Functions:                          Automatic slab sequencing for prefurnace and furnace.
                                                    Models/controls furnace
                                                    temperature and delay/pacing
                                                    strategies, critical slab
                                                    modeling, slab thermal
                                                    historical trending, soft
                                                    touch walking beam.

1    Descaling and roll coolant systems


                                  Exhibit B-2
                                     Page 1


     Descaling Pumps:                               4 Union pump type, 8 x 8 MQE-6
     Delivery Rate:                                 1,500 gpm each
     Maximum Pressure:                              2,127 psi
     Drive:                                         2,500 hp, 1,785 rpm
     Gearbox:                                       Lufkin speed increaser, 2,217:1
     Accumulator Capacity:                          2,500 gallons
     Roll Coolant Pumps:                            4 Union pumps, 12 x 14 x 23 HOL
     Delivery Rate:                                 6,667 gpm each
     Drives:                                        1,250 hp, 1,750 rpm

1    Reversing Roughing Mill
     Size:                                          46" and 54" x 58" four-high stand
     Housing Post Area:                             900 square inches
     Drive Power:                                   7,000 hp motor for each roll (40 to 100 rpm - driver)
     Screwdown:                                     Drive power:  2 MD 812, 100 hp at 515/1030 rpm DC mill motors
     Screwdown Reduction:                           20:1 total
     Screw Rev./Min.:                               25.75/51.5 rpm
     Screw Speed:                                   51.5"/103" per minute
     Screw Diameter:                                20" dia.
     Screw Pitch:                                   2"
     Maximum Opening:                               12" with maximum rolls
     Work Roll:                                     46" max./42" min. dia. x 58" long face with 27" I.D. x 34 1/2"
                                                    O.D. x 14" wide tapered roller bearing
     Backup Roll:                                   54" max./50" min. dia. x 58" long face with 50"-90 Morgoil oil film bearing
     Descaling Headers:                             Entry and delivery top and bottom, 2000 psi
     Screw Disengagement Device:                    Hydraulic actuated addition to each screw with manual engagement
     Load Cells:                                    ASEA carried in sled - 2500M ton capacity
     Roll Change Equipment:                         Portable work roll changer.  Sled-type B.U. roll changer.
     Hydraulic Power Supply:                        Furnace hydraulic system
     Tables:                                        Individually driven by DC mill motors; 16" approach and runout,
                                                    18" operating, 20" feed rollers
     Delivery Width Gauge:                          Overhead design.  Kelk Accuband
     Entry and Delivery Sideguides:                 Rack and pinion arrangement with bell mouth entry guide
     Attached Edger:                                42" dia. x 15" face.  Unit powered by one 1,000 hp 340/8 rpm DC motor at 481/1202 fpm.
     Automation Functions:                          Multiple pass modeling with:  energy/thermal conservation, references for edger and work roll speed and gap settings;
                                                    sequence drives and sprays to control width, thickness,
                                                    temperature, descaling, and process time


                                  Exhibit B-2
                                     Page 2


1    R-5 Roughing Stand
     Mill Rolls:                                    34" and 49" x 54" four-high stand
     Mill Drive:                                    6,000 hp AC, 565 fpm
     Edger:                                         24" attached entry edger
     Width Gauge:                                   Overhead Kelk Accuband delivery side

8    Heat retention covers,
     hydraulic cylinder pivot
     actuated, lining -
     stainless foil covered
     fiber

1    Rotary crop shear
     Capacity:                                      630 tons - cartridge type design, 2 knives per drum - double geared
     Drive:                                         2 MDP 822, 500/1,000 hp, 360/720 rpm DC motors,
                                                    14,105-1 reduction
     Mild Steel:                                    2" x 50" max.
     Crop Optimization Gauge:                       Kelk unit with LDV laser velocimeter
     Pinch Roll Scale Breaker:                      2 top and 2 bottom descale headers with entry and delivery pinch roll assembly.  2,000 psi pressure.
     Automation Functions:                          Automatic crop optimization control

1    Finishing Mill
     Size:                                          26.5" and 49" x 54" - four high (7 stands)

               Stand No.                                  HP                               FPM Max. Rolls
                 F-6                                     7000                                  186/559
                 F-7                                     7000                                  248/744
                 F-8                                     7000                                 509/1018
                 F-9                                     7000                                 704/1408
                 F-10                                    7000                                 1029/2058
                 F-11                                    7000                                 971/2913
                 F-12                                    7000                                 1570/3140

     Hydraulic Automatic Gauge                      All stands - 32" dia. bore x 1 1/4" stroke - 2,500 ton rolling
         Control Cylinders:                         force per cylinder, 4,000 psi system
     Work Roll Shifting/Continuous                  Last 6 stands - Mae West mounted 4,000 psi system
         Variable Crown (CVC):
     Work Roll Balance/Blending and Backup:         Roll balance cylinders in all Mae Wests.  100 ton (per side -
                                                    hydraulic roll bending force)
     Screwdown:                                     F-6 through F-10 - two 75 hp 515/1300 rpm motors - 202.9:1 ratio
                                                    F-11 and F-12 - two 50 hp 500 rpm motors - 194.44:1 ratio
                                                    18" dia. screws - .4" pitch.
     Housing Post Area:                             F-6 through F-10 - 870 square inches
                                                    F-11 and F-12 - 576 square inches


                                  Exhibit B-2
                                     Page 3


     Direct Drive Low Inertia Loopers:              Powered by DC mill motor.  Torque rating - 14,000 foot pounds.
     Mill Interstand Guides:                        Hydraulic actuated width, height, and pull back with vertical rollers in chutes
     Roll Cooling:                                  Capacity - 2,246 gpm each stand
     Interstand Cooling:                            Top and bottom curtains 1,650 gpm total
     Oxide Sprays:                                  80 gpm per stand
     Automation Functions:                          Bar finishing:  transverse, longitudinal, cross-sectional, dimensional, and thermal property modeling and control
     Work Rolls:                                    26.5" max./24.25" min. dia.
     Backup Rolls:                                  49" max./44" min. dia.
     Work Roll Material:                            F-6, F-7, F-8 stands:  Double pour, hi-chrome, cast iron shell with nodular iron core
                                                    F-9, F-10, F-11, F-12 stands:  Double pour, ni-hard, cast iron shell with flake iron core
     Backup Roll Material:                          Alloy cast steel
     Work Roll Bearings:                            TQO tapered roller bearings - 16.125" I.D. x 21.500"
                                                    O.D. x 13.1875" width
     Backup Roll Bearings:                          Morgoil - 42"-90 oil film type
     Roll Changers:                                 Hydraulic actuated side shift work roll change.  1,400 metric top ASEA load cells under each bottom backup roll chock in backup sled.


                                  Exhibit B-2
                                     Page 4


QTY.                                                                  DESCRIPTION
----                                                                  -----------
1         Laminar cooling system
          Cooling Section Length:                                     222'
          System Capacity:                                            20,000 gpm
          Number of Top Curtains:                                     18
          Number of Bottom Curtains                                   36
          Automation Functions                                        Coiling temperature modeling and control

2         Downcoilers #1 and #2
          Mandrel Diameter:                                           Double-expand 4 segment wedge-type design with
                                                                      rotating hydraulic cylinder for
                                                                      expansion/collapse action

          Diameters - fully/nominal/collapsed:                        30.3"/30"/28.5"
          Max. to Min. Coil Dia.:                                     86" to 56"
          Coiler Speed:                                               3,220 fpm max.
          Strip Width:                                                50" max. to 24" min.
          Coil Weight:                                                56,000 pounds max.
          Mandrel Drive:                                              800 hp 300/910 rpm DC motor
          Drive Ratio:                                                2.23:I reduction
          Wrapper Rolls:                                              3 hydraulic cylinder actuated with automatic
                                                                      jump control (AJC); 13.7" max. dia. Solid
                                                                      forged steel - hard faced, MD 808 frame,
                                                                      50/100 hp, 575/1,150 rpm motor
          Width Gauges (2):                                           Overhead:  Kelk Accuband, Rericon/Weirton
          Coil Stripper Car:                                          Hydraulically operated hoist and MD 804 frame,
                                                                      200 hp, 725 rpm, Dc motor on rack and pinion
                                                                      drive
          Hydraulic System
          (mineral oil):                                              3 - 200 hp, 1,200 rpm AC motors (high
                                                                      pressure), 150 gpm, 3,000 psi.
                                                                      3 - 100 hp, 1,200 rpm AC motors (low
                                                                      pressure), 150 gpm, 2,000 psi.
                                                                      2 - 15 hp, 1,200 rpm AC motors (filter system)
          Automation Functions:                                       Automatic sequencing and tracking including:
                                                                      wrapper roll jump control,
                                                                      pressure/tension/torsional control and tail
                                                                      spotting
          Coil handling equipment - eye horizontal:
          Banders:                                                    2 Signode automatic banders, one at each
                                                                      stripper car
          Marker:                                                     1 Telesis dot matrix paint type - 2 head
                                                                      design marks on the face and side of


                                  Exhibit B-2
                                     Page 5


QTY.                                                                  DESCRIPTION
----                                                                  -----------
                                                                      coils
          Load Cell:                                                  Weightronics MTSK50 dual load cell unit
          Shuttle Car:                                                2 cars move coils to captive crane for placing
                                                                      coils on cooling conveyers
          North Captive Crane:                                        Hydraulic actuated unit designed to handle 2
                                                                      coils at a time and place coils on the cooling
                                                                      conveyers
          Coil Cooling Conveyors:                                     2 saddle design, 26 coil capacity (each).
          South Captive Crane:                                        Duplicate of North unit, removes coils from
                                                                      cooling conveyor and places them on transport
                                                                      conveyor
          Transport Conveyor:                                         Saddle design, 46 coil capacity.  Moves coils
                                                                      into band wareroom.
          Automation Functions:                                       Sequences operation of system, controls and
                                                                      monitors coils through handling system,
                                                                      transmits coil data to the mill control
                                                                      computer

1         Group Hot Mill tables

1         Edge heating system

1         Group of Hot Mill computers, consisting of:
          2 - DEC VAX 8530 mainframe computers
          14 - DEC Micro VAX computers
          110 - General Electric DMC's (distributed micro controllers)
          10 - General Electric Series Six PLC's (programmable logic controllers)
          7 - Motorola 68000 computers
          12 - personal computers
          1 - Deonet/Ethernet communications highway
          2 - General Electric control signal freeways (CSF)

4         Slab Yard EOT cranes, #30,#31,#47,#49
          60-30-30 tons capacity, 125' span

1         Mill Bay EOT crane #5, 10 tons capacity, 76'2" span

1         Mill Bay EOT crane #54, 60-10 tons capacity, 76'2" span

1         Mill Bay EOT crane #59, 30-7-5 tongs capacity, 76'2" span


                                  Exhibit B-2
                                     Page 6


QTY.                                                                  DESCRIPTION
----                                                                  -----------
1         Mill Bay EOT crane #65, 75-30 tons capacity, 76'2" span

1 Motor Room EOT crane #34, 110-10 tons capacity, 37'11" span



2         Roll grinders - work rolls

1         Mill Electrical Service System including                    **The below listed transformers are not
          **transformers, switchgear, cable, conduit,                 located on the Hot Mill Parcel, are not owned
          cable trays, wire and specialties                           and are not part of the equipment included in
                                                                      the Hot Mill Cltr
1         Mill Piping System including pipe, valves, fittings
          and specialties

1 Group General Plant Equipment including hand tools, power tools, material handling equipment and safety equipment



** EQUIPMENT IDENTIFIED AS TRANSFORMERS INCLUDED IN THE COLLATERAL DOES NOT INCLUDE THE FOLLOWING SIX SUB-STATION TRANSFORMERS WHICH ARE NOT LOCATED ON THE HOT MILL PARCEL AND ARE NOT OWNED BY DEBTOR:

1 WAGNER OIL FILLED PAD MOUNTED TRANSFORMER # L9E1003, PLANT # 613, 20,000/25,000/33,333 KVA, 132,000 VOLT PRIMARY,
         25,000/14,435 VOLT SECONDARY, 3 PHASE, 60 CYCLE, DATE 1953

1 WAGNER OIL FILLED PAD MOUNTED TRANSFORMER # D9H1011 PLANT # 614, 20,000/25,000/33,333 KVA, 132,000 VOLT PRIMARY,
         25,000/14,435 VOLT SECONDARY, 3 PHASE, 60 CYCLE, DATE 1955

1 WESTINGHOUSE OIL FILLED PAD MOUNTED TRANSFORMER, # RBR64871, PLANT # 615, 20,000/26,667/33,333/37,333 KVA, 132,000 VOLT
         PRIMARY, 25,000 VOLT SECONDARY, 3 PHASE, 60 CYCLE, DATE 1965

1        GE  OIL FILLED PAD MOUNTED TRANSFORMER, # K546996, PLANT
         # 616, 30,000/40,000 KVA 132,000 VOLT PRIMARY, 24,000 VOLT
         SECONDARY, 3 PHASE, 60 CYCLE, DATE 1977

1        GE  OIL FILLED PAD MOUNTED TRANSFORMER, #   M162091B, PLANT # 617,
         20,000/26,667/33,33/37,333 KVA 132,000 VOLT PRIMARY,
         25,000 VOLT SECONDARY, 3 PHASE, 60 CYCLE, DATE 1990


                                  Exhibit B-2
                                     Page 7

1        GE  OIL FILLED PAD MOUNTED TRANSFORMER, #   M162091A, PLANT # 618,
         20,000/26,667/33,33/37,333 KVA 132,000 VOLT PRIMARY,  25,000 VOLT
         SECONDARY, 3 PHASE, 60 CYCLE, DATE 1990


                                  Exhibit B-2
                                     Page 8

                                   EXHIBIT B-3
                                   -----------

                         TIN MILL EQUIPMENT DESCRIPTION

Qty.                                                              Description
      MACHINERY AND EQUIPMENT

      CONTINUOUS ANNEALING BUILDING
      -----------------------------


1     Mesta/Westinghouse No. 1 continuous annealing line

      Installed:                                                  1957
      A.R. No.:                                                   1801
      Latest Revamp (Yr.):                                        1995
      A.R. No.:                                                   6061

      Gauge Range:                                                .0075"-.0170"
      Width Range:                                                20"-45"
      Entry Coil I.D.:                                            16.5"
      Max Entry Coil O.D.                                         84"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.                                              16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Weight (lb.):                                     60,000

      Payoff Real/Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Strip Speed (FPM):                                          2000

      Capacity:                                                   31.8 Tons per Hour
                                                                  254.4 Tons per Turn
                                                                  21,878 Tons per Month
                                                                  262,541 Tons per Year

1     Mesta/Westinghouse No. 2 continuous annealing line

      Installed:                                                  1958
      A.R. No.:                                                   1949

      Gauge Range:                                                .0075"-.0150"


                                  Exhibit B-3
                                     Page 1


Qty.                                                              Description
      Width Range:                                                20"-45"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       84"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.                                              16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Weight (lb.):                                     60,000

      Payoff Reel/Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Strip Speed (FPM):                                          2000

      Capacity:                                                   36 Tons per Hour
                                                                  288 Tons per Turn
                                                                  24,768 Tons per Month
                                                                  297,216 Tons per Year

1     Wean/Drever No. 3 continuous annealing line

      Installed:                                                  1969
      A.R. No.:                                                   2637
      Latest Revamp (Yr.):                                        1997

      Gauge Range:                                                .0040"-.0450"
      Width Range:                                                18"-45"
      Entry Coil I.D.:                                            16.5"/24"
      Max. Entry Coil O.D.:                                       84"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.                                              16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Weight (lb.):                                     60,000
      Payoff Reel/Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Strip Speed (FPM):                                          2000


                                  Exhibit B-3
                                     Page 2


Qty.                                                              Description
      Capacity:                                                   46 Tons per Hour
                                                                  368 Tons per Turn
                                                                  31,648 Tons per Month
                                                                  379,776 Tons per Year

1     No. 27 E.O.T. crane, 30/5 ton capacity, 115' span

1     No. 28 E.O.T. crane, 30/5 ton capacity, 115' span

1     No. 30 E.O.T. crane 30/5 ton capacity, 115' span

      WEIRLITE AND CUTTING/BUNDLING LINE BUILDING
      -------------------------------------------

1     Mesta No. 1 Weirlite mill

      Installed:                                                  1962
      A.R. No.:                                                   2139
      Latest Revamp (Yr.):                                        1996
      A.R. No.:                                                   6740

      Entry Gauge Range:                                          .0015"-.0350"
      Width Range:                                                20"-40"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Coil Wgt. (lbs.):                                60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Coil Wgt. (lbs.):                                 60,000
      Payoff Reel Type:                                           Double Mandrel
      Entry Tension Bridle:                                       Yes
      No. of Stands:                                              Two (2)
      No. 1 Stand Rolls:                                          4-High
      No. 1 Stand W.R.:                                           19.5" dia. x 52"
      No. 1 Stand B.U.:                                           56" dia. x 51"
      No. 2 Stand Rolls:                                          4-High
      No. 2 Stand W.R.:                                           19.5" dia. x 52"
      No. 2 Stand B.U.:                                           56" dia. x 51"

      Exit Tension Bridle:                                        Yes
      Tension Reel Type:                                          Mandrel
      Belt Wrapper:                                               Yes
      Mill Speed (FPM):                                           5000
      No. 1 Stand Motors:                                         2@2000 hp
      No. 2 Stand Motors:                                         2@2000 hp


                                  Exhibit B-3
                                     Page 3


Qty.                                                              Description

      Capacity:                                                   42.8 Tons per Hour
                                                                  342.4 Tons per Turn
                                                                  29,446 Tons per Month
                                                                  353,357 Tons per Year

1     Mesta No. 2 Weirlite mill

      Installed:                                                  1966
      A.R. No.:                                                   2321
      Latest Revamp (Yr.):                                        1998
      A.R. No.:                                                   7460

      Entry Gauge Range:                                          .0015"-.0320"
      Width Range:                                                20"-40"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Coil Wgt. (lbs.):                                60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Coil Wgt. (lbs.):                                 60,000
      Payoff Reel Type:                                           Double Mandrel
      Entry Tension Bridle:                                       Yes
      No. of Stands:                                              Two (2)
      No. 1 Stand Rolls:                                          4-High
      No. 1 Stand W.R.:                                           19.5" dia. x 52"
      No. 1 Stand B.U.:                                           56" dia. x 52"
      No. 2 Stand Rolls:                                          4-High
      No. 2 Stand W.R.:                                           19.5" dia. x 52"
      No. 2 Stand B.U.:                                           56" dia. x 52"

      Exit Tension Bridle:                                        Yes
      Tension Reel Type:                                          Double Mandrel
      Belt Wrapper                                                Yes
      Mill Speed (FPM):                                           5000
      No. 1 Stand Motors:                                         6@1000 hp
      No. 2 Stand Motors                                          2@1000 hp

      Capacity                                                    62.1 Tons per Hour
                                                                  496.8 Tons per Turn
                                                                  42,725 Tons per Month
                                                                  512,698 Tons per Year

1     Wean No. 1 bundling line

      Installed:                                                  1957
      A.R. No.:                                                   1801


                                  Exhibit B-3
                                     Page 4


Qty.                                                              Description

      Latest Revamp (Yr.)                                         1996
      A.R. No.:                                                   0639

      Gauge Range:                                                .0075"-.0150"
      Width Range:                                                20"-45"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       84"
      Max. Entry Coil Weight (lb.):                               60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Coil Weight (lb.):                                60,000

      Capacity:                                                   254 per Turn
                                                                  25,800 per Month
                                                                  96 Coils per Turn

1     No. 26 E.O.T. crane, 50/40/5 ton, 115' span

1     No. 25 E.O.T. crane, 25/5 ton, 115' span

      SIDE TRIMMERS AND COIL STORAGE BUILDING
      ---------------------------------------

1     Wean No. 4 side trimmer

      Installed:                                                  1978
      A.R. No.:                                                   3722

      Entry Gauge Range:                                          .0030"-.0290"
      Width Range:                                                18"-37"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       76"
      Delivery Gauge Range:                                       .0030"-.0290"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        76"
      Max. Exit Coil Weight (lbs.):                               35,000

      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       No
      Welder:                                                     Yes
      Belt Wrapper:                                               Yes
      Exit Tension Bridle:                                        No
      Tension Reel:                                               Mandrel
      Line Speed (FPM):                                           4,000

      Pin Hole Detector:                                          No
      Thickness Gauge:                                            No
      Strip Inspection:                                           Yes


                                  Exhibit B-3
                                     Page 5


Qty.                                                              Description

      Trimmer:                                                    Yes
      Scrap Discharger:                                           No
      Oiler:                                                      No

      Capacity:                                                   50.2 Tons per Hour
                                                                  401.6 Tons per Turn
                                                                  34,538 Tons per Month
                                                                  414,451 Tons per Year

1     Wean No. 5 side trimmer

      Installed:                                                  1959
      A.R. No.:                                                   1978
      Latest Revamp (Yr.)                                         1997
      A.R. No.:                                                   6810

      Entry Gauge Range:                                          .0044"-.0150"
      Width Range:                                                18"-45"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Delivery Gauge Range:                                       .0044"-.0150"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Coil Weight (lb.):                                35,000

      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       No
      Welder:                                                     Yes
      Belt Wrapper:                                               Yes
      Exit Tension Bridle:                                        No
      Tension Reel:                                               Mandrel
      Line Speed (FPM):                                           3,800

      Pin Hole Detector:                                          Yes
      Thickness Gauge:                                            Yes
      Strip Inspection:                                           Yes
      Trimmer:                                                    Yes
      Scrap Discharger:                                           Yes
      Oiler:                                                      No

      Capacity:                                                   44.6 Tons per Hour
                                                                  356.8 Tons per Turn
                                                                  30,685 Tons per Month
                                                                  368,218 Tons per Year

1     No. 22 E.O.T. crane, 30 ton, 105' span


                                  Exhibit B-3
                                     Page 6


Qty.                                                              Description

      JUMBO ANNEALING AND CLEANING/CHEM TREAT BUILDING
      ------------------------------------------------

1     Batch annealing, consisting of:

      Installed:                                                  1957
      A.R. No.:                                                   1801
      Latest Revamp (Yr.):                                        1982
      A.R. No.:                                                   4178

      BASES:                                                      33

      Surface Combustion                                          25
      Swindell Dressler                                           8

      FURNACES:

      Number                                                      12
      Max. Coil O.D.:                                             66"
      Max. Charge Height:                                         161.5"

      ANNEALING TEMPS. (DEG F);

      Weirzin                                                     1220 to 1260
      Tin Plate                                                   1150 to 1220

      Capacity:                                                   63.5 Tons per Hour
                                                                  508 Tons per Turn
                                                                  41,667 Tons per Month
                                                                  500,000 Tons per Year

1     No. 3 E.O.T. crane, 60/30 ton, 75' span

1     No. 4 E.O.T. crane, 60/30 ton, 75' span

1     Wean No. 1 chemical treat line

      Installed:                                                  10/10/39
      A.R. No.:                                                   392
      Latest Revamp (Yr.):                                        1961
      A.R. No.:                                                   2131

      Gauge Range:                                                .0059"-.0290"
      Width Range:                                                18"-43"
      Entry Coil I.D.:                                            16.5"/20"/24"
      Max. Entry Coil O.D.:                                       85"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        66"
      Max. Exit Coil Weight (lb.):                                20,000


                                  Exhibit B-3
                                     Page 7


Qty.                                                              Description
      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       None
      Exit Tension Bridle:                                        Yes
      Tension Reel:                                               Yes
      Belt Wrapper:                                               Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Strip Speed (FPM):                                          1,100

      Capacity:                                                   23.8 Tons per Hour
                                                                  190.4 Tons per Turn
                                                                  16,374 Tons per Month
                                                                  196,493 Tons per Year


1     Wean No. 3 electrolytic cleaning line

      Installed:                                                  09/04/50
      A.R. No.:                                                   1492
      Latest Revamp (Yr.):                                        1998
      A.R. No.:                                                   7470

      Gauge Range:                                                .0071"-.0500"
      Width Range:                                                18"-42"
      Entry Coil I.D.:                                            16.5"/20"/24"
      Max. Entry Coil O.D.:                                       82"
      Max. Exit Coil Weight (lb.):                                50,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        66"
      Max. Exit Weight (lb.):                                     30,000
      Payoff Reel Type:                                           Double Cone
      Entry Tension Bridle:                                       None
      Exit Tension Bridle:                                        Yes
      Tension Reel:                                               Yes
      Belt Wrapper:                                               Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Dip Tank (Ft.):                                             14'-7"
      Electrolytic Tank (Ft.):                                    56'-6"
      Rinse Tank (Ft):                                            22'-0"
      Strip Speed (FPM):                                          2,000

      Capacity:                                                   48.4 Tons per Hour
                                                                  387.2 Tons per Turn
                                                                  33,299 Tons per Month


                                  Exhibit B-3
                                     Page 8


Qty.                                                              Description
                                                                  399,590 Tons per Year

1     No. 1 E.O.T. crane, 30 ton, 55' span

1     No. 2 E.O.T. crane, 25 ton, 55' span

      STORAGE BUILDING
      ----------------

1     No. 10 roll grinder

1     No. 11 roll grinder

1     No. 7 E.O.T. crane, 30 ton, 55' span

1     No. 6 E.O.T. crane, 30 ton, 55' span

1     No. 5 E.O.T. crane, 30 ton, 55' span

      ROLL GRINDERS AND TEMPER MILLS/NO. 9 BAY BUILDING
      -------------------------------------------------

1     Bliss No. 4 temper mill

      Installed:                                                  1956
      A.R. No.:                                                   1801

      Gauge Range:                                                .0059"-.0650"
      Width Range:                                                20"-45"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       84"
      Max. Exit Coil Weight (lb.):                                60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Coil Weight (lbs.):                               60,000

      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       Yes
      No. of Stands:                                              Two (2)
      No. 1 Stand Rolls:                                          4-High
      No. 1 Stand W.R.:                                           9" dia. x 52"
      No. 1 Stand B.U.:                                           38" dia. x 52"
      No. 2 Stand Rolls:                                          2-High
      No. 2 Stand W.R.:                                           30" dia. x 52"

      Exit Tension Bridle:                                        Yes
      Tension Reel Type:                                          Mandrel
      Belt Wrapper:                                               Yes


                                  Exhibit B-3
                                     Page 9


Qty.                                                              Description
      Mill Speed (FPM):                                           6,000
      No. 1 Stand Motors:                                         2@1,000 hp
      No. 2 Stand Motors:                                         2@750 hp

      Capacity:                                                   69.3 Tons per Hour
                                                                  554.4 Tons per Turn
                                                                  47,678 Tons per Month
                                                                  572.141 Tons per Year

1     Bliss No. 5 temper mill

      Installed:                                                  1970
      A.R. No.:                                                   2963

      Gauge Range:                                                .0040"-.0650"
      Width Range:                                                20"-42"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Exit Coil Weight (lb.):                                60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Coil Weight (lbs.):                               60,000

      Payoff Reel Type:                                           Double Mandrel
      Entry Tension Bridle:                                       Yes
      No. of Stands:                                              Two (2)
      No. 1 Stand Rolls:                                          4-High
      No. 1 Stand W.R.:                                           23" dia. x 52"
      No. 1 Stand B.U.:                                           56" dia. x 51"
      No. 2 Stand Rolls:                                          4-High
      No. 2 Stand W.R.:                                           23" dia. x 52"
      No. 2 Stand B.U.:                                           56" dia. x 51"

      Exit Tension Bridle:                                        Yes
      Tension Reel Type:                                          Mandrel
      Belt Wrapper:                                               Yes
      Mill Speed (FPM):                                           7,000
      No. 1 Stand Motors:                                         2@1,000 hp
      No. 2 Stand Motors:                                         2@1,000 hp

      Capacity:                                                   71.9 Tons per Hour
                                                                  575.2 Tons per Turn
                                                                  49,467 Tons per Month
                                                                  593,606 Tons per Year

1     No. 12 E.O.T. crane, 30/5 ton, 75' span


                                  Exhibit B-3
                                    Page 10


Qty.                                                              Description
1     No. 14 E.O.T. crane, 30/5 ton, 75' span

1     No. 1 roll grinder

1     No. 3 sand blaster

1     No. 10 E.O.T. crane, 50 ton, 55' span

1     No. 9 E.O.T. crane, 25 ton, 55' span

1     No. 8 E.O.T. crane, 25 ton, 55' span

      NO. 1 AND NO. 2 PLATER AND MAINTENANCE SHOPS BUILDING
      ----------------------------------------------------

1     Wean No. 1 electrolytic zinc plating line

      Installed:                                                  1943
      A.R. No.:                                                   532/723

      Gauge Range:                                                .0100"-.0600"
      Width Range:                                                24"-38"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       67.5"
      Max. Entry Weight (lb.):                                    30,000
      Exit Coil I.D.:                                             16.5"/18/20/24"
      Max. Exit Coil O.D.:                                        66.5"
      Max. Exit Weight (lbs.):                                    30,000

      Payoff Reel Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Plating Cells (Top/Btm.):                                   15/14
      Cell Current Max. Amps:                                     290,000
      Cell Current Avg. Amps:                                     232,000
      Strip Speed (FPM):                                          150-500

      Capacity:                                                   21.6 Tons per Hour
                                                                  172.8 Tons per Turn
                                                                  14,861 Tons per Month
                                                                  178,330 Tons per Year


                                  Exhibit B-3
                                    Page 11


Qty.                                                              Description
1     Wean No. 2 electrolytic chrome plating line

      Installed:                                                  1943
      A.R. No.:                                                   562/2264
      Latest Revamp (Yr.):                                        1979
      A.R. No.:                                                   6790

      Gauge Range:                                                .0050"-.0200"
      Width Range:                                                24"-38"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Weight (lb.):                                    45,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        66"
      Max. Exit Weight (lb.):                                     30,000

      Payoff Reel Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Plating Cells (Top/Btm.):                                   6/6
      Cell Current Max. Amps:                                     120,000
      Cell Current Avg. Amps:                                     120,000
      Reflow:                                                     Not Used
      Strip Speed (FPM):                                          1500

      Capacity:                                                   38.6 Tons per Hour
                                                                  308.8 Tons per Turn
                                                                  26,557 Tons per Month
                                                                  318,682 Tons per Year

1     No. 33 E.O.T. crane, 20 ton (machine shop)

1     No. 34 E.O.T. crane, 5 ton (electric shop)

      NO. 4 AND NO. 5 PLATER AND SIDE TRIM/ROLL GRINDERS BUILDING
      -----------------------------------------------------------

1     Wean No. 4 electrolytic tin plating line

      Installed:                                                  1950
      A.R. No.:                                                   1324
      Latest Revamp (Yr.):                                        1996


                                  Exhibit B-3
                                    Page 12


Qty.                                                              Description
      A.R. No.:                                                   638

      Gauge Range:                                                .0045"-.0200"
      Width Range:                                                24"-39"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        78"
      Max. Exit Weight (lb.):                                     30,000

      Payoff Reel Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Plating Cells (Top/Btm.):                                   14/14
      Cell Current Max. Amps:                                     252,000
      Cell Current Avg. Amps:                                     252,000
      Reflow (kW):                                                2,400

      Capacity:                                                   39.8 Tons per Hour
                                                                  318.4 Tons per Turn
                                                                  27,382 Tons per Month
                                                                  328,589 Tons per Year

1     Wean No. 5 electrolytic tin/chrome plating line

      Installed:                                                  1956
      A.R. No.:                                                   1801
      Latest Revamp (Yr.):                                        1995
      A.R. No.:                                                   382

      Gauge Range:                                                .0050"-.0300"
      Width Range:                                                24"-38"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Weight (lb.):                                     30,000

      Payoff Reel Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes


                                  Exhibit B-3
                                    Page 13


Qty.                                                              Description
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Plating Cells (Top/Btm.):                                   15/17
      Cell Current Max. Amps:                                     288,000
      Cell Current Avg. Amps:                                     272,000
      Reflow (kW):                                                2,400
      Plating Cells (Chrome):                                     5
      Cell Current Max. Amps:                                     250,000

      Capacity:                                                   39.1 Tons per Hour
                                                                  312.8 Tons per Turn
                                                                  26,901 Tons per Month
                                                                  322,810 Tons per Year

1     Wean No. 1 side trimmer

      Installed:                                                  1959
      A.R. No.:                                                   1978
      Latest Revamp (Yr.):                                        1961
      A.R. No.:                                                   2131

      Entry Gauge Range:                                          .0044"-.0500"
      Width Range:                                                16"-37"
      Entry Coil I.D.:                                            16.5"/24"
      Max. Entry Coil O.D.:                                       69"
      Max. Entry Weight (lb.):                                    30,000
      Delivery Gauge Range:                                       .0044"-.0500"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        69"
      Max. Coil Weight (lb.):                                     40,000

      Payoff Reel Type:                                           Dual Cones
      Entry Tension Bridle:                                       No
      Welder:                                                     No
      Belt Wrapper:                                               Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel:                                               Mandrel
      Lime Speed (FPM):                                           1,200

      Pin Hole Detector:                                          No
      Scrap Discharger:                                           1,100

      Capacity:                                                   Salvage Tons per Turn


                                  Exhibit B-3
                                    Page 14


Qty.                                                              Description
                                                                  Salvage Tons per Month

1     Wean No. 2 side trimmer

      Installed:                                                  1960
      A.R. No.:                                                   1476
      Latest Revamp (Yr.):                                        1977
      A.R. No.:                                                   N/A

      Entry Gauge Range:                                          .0032"-.0500"
      Width Range:                                                18"-42"
      Entry Coil I.D.:                                            16.5"/18"/20"/24"
      Max. Entry Coil O.D.:                                       85"
      Delivery Gauge Range:                                       .0032"-.0500"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Coil Weight (lb.):                                     35,000

      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       No
      Welder:                                                     Yes
      Belt Wrapper:                                               Yes
      Exit Tension Bridle:                                        No
      Tension Reel                                                Mandrel
      Line Speed (FPM):                                           4,000

      Pin Hole Detector:                                          Yes
      Thickness Gauge:                                            No
      Strip Inspection:                                           Yes
      Trimmer:                                                    Yes
      Scrap Discharger:                                           Yes
      Oiler:                                                      No

      Capacity:                                                   48.8 Tons per Hour
                                                                  390.4 Tons per Turn
                                                                  33,574 Tons per Month
                                                                  402,893 Tons per Year

1     Wean No. 3 side trimmer

      Installed:                                                  1963
      A.R. No.:                                                   2247

      Entry Gauge Range:                                          .0044"-.0500"
      Width Range:                                                18"-42"
      Entry Coil I.D.:                                            16.5"/18"/20"/24"
      Max. Entry Coil O.D.:                                       85"


                                  Exhibit B-3
                                    Page 15


Qty.                                                              Description
      Delivery Gauge Range:                                       .0044"-.0500"
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Coil Weight (lb.):                                     35,000

      Payoff Reel Type:                                           Mandrel
      Entry Tension Bridle:                                       No
      Welder:                                                     Yes
      Belt Wrapper:                                               Yes
      Exit Tension Bridle:                                        No
      Tension Reel                                                Mandrel
      Line Speed (FPM):                                           4,000

      Pin Hole Detector:                                          Yes
      Thickness Gauge:                                            Yes
      Strip Inspection:                                           Yes
      Trimmer:                                                    Yes
      Scrap Discharger:                                           Yes
      Oiler:                                                      No

      Capacity:                                                   57.8 Tons per Hour
                                                                  462.4 Tons per Turn
                                                                  39,766 Tons per Month
                                                                  477,197 Tons per Year

1     Rubber roll grinder

1     Rubber roll grinder

1     No. 18 E.O.T. crane, 30/5 ton, 100' span

1     No. 19 E.O.T. crane, 15/5 ton, 100' span

1     No. 13 E.O.T. crane, 5 ton, 50' span

1     No. 17 E.O.T. crane, 5 ton, 50' span

1     No. 16 E.O.T. crane, 15 ton, 50' span

      NO. 6 PLATER, ASSORTING BUILDING, AND NO. 1 TRUCK DOCK
      ------------------------------------------------------

1     Wean No. 6 electrolytic tin plating line

      Installed:                                                  1965
      A.R. No.:                                                   2309
      Latest Revamp (Yr.):                                        1997


                                  Exhibit B-3
                                    Page 16


Qty.                                                              Description
      A.R. No.:                                                   6870

      Gauge Range:                                                .0030"-.0260"
      Width Range:                                                24"-38"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       85"
      Max. Entry Weight (lb.):                                    45,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        85"
      Max. Exit Weight (lb.):                                     30,000

      Payoff Reel Type:                                           2-Mandrels
      Entry Tension Bridle:                                       Yes
      Exit Tension Bridle:                                        Yes
      Tension Reel/Type:                                          2-Mandrels
      Belt Wrapper(s):                                            Yes
      Welder:                                                     Lap Seam

      Strip Inspection:                                           No
      Plating Cells (Top/Btm.):                                   14/14
      Cell Current Max. Amps:                                     280,000
      Cell Current Avg. Amps:                                     280,000
      Reflow (kW):                                                2,600

      Capacity:                                                   37.9 Tons per Hour
                                                                  303.2 Tons per Turn
                                                                  26,075 Tons per Month
                                                                  312,902 Tons per Year

1     No. 29 E.O.T. crane, 30/5 ton, 60' span

1     No. 15 E.O.T. crane, 5 ton, 55' span

      ZINC AND TIN STORAGE/NO. 5 TRACK BUILDING
      -----------------------------------------

1     No. 20 E.O.T. crane, 5 ton, 40' span

      CUTTING BUNDLING, AND NO. 2 WAREHOUSE BUILDING
      ----------------------------------------------

1     No. 2 bundling line

      Installed:                                                  1957
      A.R. No.:                                                   1801
      Latest Revamp (Yr.):                                        1996
      A.R. No.:                                                   0639


                                  Exhibit B-3
                                    Page 17


Qty.                                                              Description
      Gauge Range:                                                .0075"-.0150"
      Width Range:                                                20"-45"
      Entry Coil I.D.:                                            16.5"
      Max. Entry Coil O.D.:                                       84"
      Max. Entry Weight (lb.):                                    60,000
      Exit Coil I.D.:                                             16.5"
      Max. Exit Coil O.D.:                                        84"
      Max. Exit Weight (lb.):                                     60,000

      Capacity:                                                   254 per Turn
                                                                  25,800 per Month
                                                                  96 Coils per Turn

      ANCILLARY EQUIPMENT
      -------------------

      * Power Feed Wiring                                         * Does not include the transformers
                                                                  listed below

      Plant Piping



      Minor machinery and equipment



* EQUIPMENT IDENTIFIED AS POWER FEED WIRING ABOVE AND INCLUDED IN THE COLLATERAL
--------------------------------------------------------------------------------
DOES NOT INCLUDE THE FOLLOWING TWO SUB-STATION TRANSFORMERS WHICH ARE NOT
-------------------------------------------------------------------------
LOCATED ON THE TIN MILL PARCEL AND ARE NOT OWNED BY DEBTOR.
----------------------------------------------------------

1 WESTINGHOUSE OIL FILLED PAD MOUNTED TRANSFORMER, # RJP10042, PLANT # 611, 30,000/40,000/50/000 KVA, 132,000 VOLT PRIMARY, 23,000 VOLT
         SECONDARY, 3 PHASE, 60 CYCLE, DATE 1973


1 WESTINGHOUSE OIL FILLED PAD MOUNTED TRANSFORMER, # RJP10041, PLANT # 612, 30,000/40,000/50/000 KVA, 132,000 VOLT PRIMARY, 23,000 VOLT
         SECONDARY, 3 PHASE, 60 CYCLE, DATE 1973


                                  Exhibit B-3
                                    Page 18

                                    EXHIBIT C
                                    ---------

                          TIN MILL MACHINE SHOP ASSETS

1-AMERICAN 4'11" Radial Drill
w/ L Base
w/30"x30" Box Table

1-MATTISON 14" x 72" Horizontal Surface Grinder w/Magnetic Chuck

1-ROCKFORD/GREENLEE Openside Shaper
Approx. 21" x 72" Reciprocating Table
w/1-Rail & 1-Side Heads

1-BRIDGEPORT 1-1/2 H.P. Vertical Mill
Head S/N:  2143689
w/9" x 42" Table
w/PRT

1-CINCINNATI #5HP Horizontal Milling Machine
S/N:  8A6P1P-25 (1944)
w/Universal Head

1-LEBLOND 16" x 84"cc Engine Lathe
S/N:  ND7990 (1940)
w/12" 3-Jaw Chuck

1-KEARNEY & TRECKER #5 Horizontal Milling Machine
Model TF
w/Universal Head Attachment
w/3-Axis DRO

1-NORTON 14" Cylindrical Roll Grinder
S/N:  C26015 (1955)

1-DRESS 11" x 5" Radial Drill
w/48" Base

1-LODGE & SHIPLEY 18" x 77" Engine Lathe
S/N:  UN8719A
w/Anilam 2-Axis DRO
w/Taper Attachment



                                   Exhibit C
                                     Page 1

1-SOUTH BEND NORDIC 15 15" x 54"cc Engine Lathe
S/N:  DN15731130173
w/Threading
w/8" 3-Jaw Chuck

1-LODGE & SHIPLEY 20" x 96" Engine Lathe
S/N:  40034 (1950)
w/18" 4-Jaw Chuck
w/Taper Attachment, Steady Rest
w/Anilam 2-Axis DRO

1-AMERICAN Pacemaker 18" x 126" Engine Lathe
S/N:  64036-42 (1942)
w/18" 4-Jaw Chuck
w/Taper Attachment, Steady Rest

1-AMERICAN 42" x 130"cc Engine Lathe
S/N:  64118-42 (1942)
w/Steady Rest

1-MONARCH #62 25" x 170"cc Engine Lathe
S/N:  51258 (1972)
w/Threading Attachment

1-AMERICAN 40" x 208" Engine Lathe
S/N:  74716 (1955)
w/24" 4-Jaw Chuck

1-AMERICAN Pacemaker 48" x Approx. 252"cc
Engine Lathe
w/2-Steady Rests

1-NORTON 14" x 144"cc Cylindrical Roll Grinder
S/N:  16711 (1942)

1-32" x Approx. 144" Hydraulic Openside Planer
Valued As Rockford
w/1-Rail & 1-Side Heads

1-CINCINNATI 16" x Approx. 168"cc Cylindrical Roll Grinder
S/N:  1P4H1C-1X (1935)



1-NILES BEMONT POND Timesaver 32" x 276"cc Engine Lathe
S/N :  20269 (1925)
30" Swing Raised to 48" Swing


                                   Exhibit C
                                     Page 2

1-NORTON 24" x 144"cc Cylindrical Roll Grinder
S/N:  --05 (1941)

1-LOT MINOR & GENERAL PLANT EQUIPMENT
Including DoAll V36 vertical band saw, Cincinnati tool & cutter grinder, G&E 24" shaper, #3R arbor press, 12" double end grinder, DoAll horizontal band saw, Mitts & Mcrill 3-1/2" keyseater, Oster 2" dia. bolt threader, 6" double end grinder, disc grinder, Load Lifter 2 ton floor jib hoist, 1/2 ton column jib hoists, Buffalo 18" drill press, H-frame press w/enerpac power supply, 1 ton column jib hoists, Power Team 100 ton H-frame press, 2 ton column jib hoists, hydraulic forcing press, Buffalo #1/2 ironworker




                                   Exhibit C
                                     Page 3